As filed with the U.S. Securities and Exchange Commission on March 3, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08352

LKCM Funds

(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Address of principal executive offices) (Zip code)

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

LKCM

FUNDS

LKCM Small Cap Equity Fund

LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund

LKCM Balanced Fund

LKCM Fixed Income Fund

LKCM International Equity Fund

Annual Report

December 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the LKCM Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the LKCM Funds (if you hold your Fund shares directly with the LKCM Funds) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the LKCM Funds, you may elect to receive shareholder reports and other communications electronically from the LKCM Funds by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports on paper free of charge. If you hold your Fund shares directly with the LKCM Funds, you can inform the LKCM Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the LKCM Funds you hold directly with LKCM Funds or all of the funds you hold through your financial intermediary, as applicable.

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds for indicated periods ended December 31, 2020:

Funds	Inception Date	NAV @ 12/31/2020	Net Expense Ratio*, **	Gross Expense Ratio**	One Year Total Return Ended 12/31/2020	Five Year Average Annualized Return Ended 12/31/2020	Ten Year Average Annualized Return Ended 12/31/2020	Avg. Annual Total Return Since Incept.
LKCM Small Cap Equity Fund	07/14/1994	$21.77	1.01%	1.08%	34.79%	14.81%	10.95%	11.08%
Russell 2000® Index(1)					19.96%	13.26%	11.20%	9.67%
LKCM Small-Mid Cap Equity Fund	05/02/2011	$11.15	1.01%	1.96%	30.66%	14.40%	N/A	9.45%
Russell 2500® Index(2)					19.99%	13.64%	N/A	11.10%
LKCM Equity Fund	01/03/1996	$33.74	0.80%	0.99%	22.83%	15.95%	12.89%	9.45%
S&P 500® Index(3)					18.40%	15.22%	13.88%	9.52%
LKCM Balanced Fund	12/30/1997	$26.76	0.80%	1.00%	15.28%	11.22%	10.01%	7.23%
S&P 500® Index(3)					18.40%	15.22%	13.88%	8.08%
Bloomberg Barclays U.S. Intermediate
Government/Credit Bond Index(4)					6.43%	3.64%	3.11%	4.56%
LKCM Fixed Income Fund	12/30/1997	$11.19	0.50%	0.79%	4.29%	3.42%	2.82%	4.26%
Bloomberg Barclays U.S. Intermediate
Government/Credit Bond Index(4)					6.43%	3.64%	3.11%	4.56%
LKCM International Equity Fund	05/01/2019	$12.44	1.02%	4.11%	14.45%	N/A	N/A	14.15%
MSCI/EAFE® Index(5)					8.28%	N/A	N/A	9.82%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Funds’ investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of each Fund to maintain the expense ratios designated in the Funds’ prospectus through May 1, 2021. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance, which is based on the net expense ratio, reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for each Fund during the fiscal year ended December 31, 2020.

**	Expense ratios above are as reported in the Funds’ current prospectus dated May 1, 2020. Expense ratios reported for other periods in the financial highlights of this report may differ.
(1)	The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
(2)	The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index.
(3)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

(4)

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

(5)

The Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI/EAFE® Index”) is an unmanaged index composed of large-cap and mid-cap securities across 21 European and Pacific Basin countries. The MSCI/EAFE® Index is a recognized international index and is weighted by market capitalization.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

2020 Review

Twelve months ago, we were still in the longest economic expansion in U.S. history, with unemployment sitting near historic lows, wages and income continuing to strengthen, and inflation remaining stable. Then, the novel coronavirus pandemic (“COVID-19” or “COVID”) gained a foothold in the United States. The human impact has been harrowing, with the United States on pace to lose more citizens to the pandemic than the 405,000 American souls lost in World War II. The public health response to the pandemic, imploring social distancing and mandating partial or complete lockdowns, worked initially to drive down infections and “flatten the curve.” However, these steps precipitated a severe economic crisis analogous to a natural disaster, as supply, demand, and financial shocks struck in unison. Individuals have lost livelihoods and businesses, and we believe the burden has fallen most harshly on those least able to bear the losses.

Unlike the beginnings of many recessions when it is initially unclear whether or not the economy has entered a downturn, the emergence of the pandemic and the subsequent response of public health policy made the immediacy of the economic downturn painfully clear. Policymakers rightly heeded this warning and acted swiftly with record amounts of fiscal and monetary stimulus. On the monetary side, the Federal Reserve Board moved in March 2020 to reduce its key policy interest rate by 1.50% to near zero percent. The Federal Reserve also resumed asset purchases and launched a series of emergency lending facilities, both designed to reassure financial markets and support commerce. These actions by the Federal Reserve contributed to lower borrowing costs for households, businesses, and state and local governments. Moreover, these measures boosted interest rate-sensitive sectors of the economy such as housing and autos, which have rebounded sharply over the past six months.

Just as vital, Congress injected fiscal stimulus into the economy by sending over one-half of U.S. taxpayers a significant stimulus check. In addition, unemployment insurance payments were augmented by $600 per week for a defined period. This relief enabled many households to remain current on their debt service, reducing the potential strain on the banking system. Congress also targeted small businesses, which represent the bulk of U.S. payrolls. The Paycheck Protection Program (“PPP”) allowed small businesses to apply for low-interest loans administered by the Small Business Administration, many of which are expected to be eligible for forgiveness. The PPP was designed as an effort to enable small businesses to retain as much of their payroll as possible on the presumption that the economic contraction, while sharp, would be relatively short lived. Thus, the premise underlying these loans was that if employers and employees could weather the pandemic storm in place, the economy would seemingly be easier to reboot thereafter.

The equity market, as measured by the S&P 500® Index, rose 18.4% in 2020, while corporate earnings declined by nearly the same amount under the strain of the economic recession. We believe that historically low interest rates and the prospects of a sharp economic recovery in 2021 underpinned the significant increase in the multiple of earnings investors were willing to pay for equity securities. Despite the headline strength of various market indices in 2020, the market appreciation has been extremely narrow in our view. Three stocks—Apple, Amazon, and Microsoft – accounted for approximately 47.6% return of the S&P 500® Index in 2020 due to the capitalization weighted nature of the index and significant price appreciation of these three companies.

As we turn the calendar, we believe a clear economic recovery has taken hold, analysts have begun to revise corporate earnings estimates higher, and consumer and business confidence levels appear to be increasing. We believe that the massive fiscal and monetary policy stimulus have helped blunt the recessionary damage to the economy. Human ingenuity in terms of behavioral adaption as well as vaccine and therapeutic developments have been remarkable and impressive in our view. We believe the monetary and fiscal policy prescription to combat the 2020 recession has created a backdrop that encourages higher stock and bond valuations, providing support to consumer net worth. Exogenous shocks can still disrupt the nascent economic recovery, but as we look ahead into 2021, we are optimistic.

2021 Outlook

As we enter 2021, the economic backdrop remains constructive for equities in our view. We believe that corporate earnings should rise slightly less than 20%, employment should continue to improve as the economy reopens, and the Federal Reserve is likely to maintain an easy monetary stance. In our view, consumers continue to save a remarkably high portion of their disposable income, which represents considerable pent-up purchasing power. Housing has been very strong, driven by record low mortgage rates and low home inventory and the “Working From Home” adaption, and we believe this strength should continue in 2021.

We expect this positive backdrop for corporate earnings and consumer spending to drive above-trend U.S. Gross Domestic Product (“GDP”) growth in 2021. We believe the equity market should perform well in this environment, although we would not be surprised if equity market returns are lower than the forecasted growth in corporate profits, as the multiple of earnings investors are willing to pay is likely to decline as investors begin to anticipate higher inflation and interest rates in response to robust economic expansion.

We believe four primary tailwinds should support the sharp rebound in corporate earnings in 2021. First, many companies have been able to retain pricing power. Second, housing data remain robust, which has a multiplier effect on demand for consumer durable goods, such as appliances and furniture. Third, the consumer appears well positioned with excess savings, rising real incomes, and higher household net worth. Finally, record low interest rates have prompted companies to raise debt capital to fortify balance sheets and ensure liquidity, which could signal the resumption of broader share repurchases by companies in 2021.

We believe one of the notable and unusual developments of the COVID economic downturn has been an extraordinary rise in the personal savings rate. The CARES Act approved by Congress authorized significant payments to consumers. Between March 2020 and August 2020, at least $712 billion flowed into personal income as a result of COVID-related stimulus measures including direct payments, supplemental unemployment insurance, and PPP loans to small businesses. Historically, consumers draw down their savings in an economic downturn. However, the portion of disposable personal income that consumers saved, known as the savings rate, soared from approximately 8.3% in February of 2020 to approximately 33.6% in April 2020 before settling most recently to approximately 12.9% at of the end of November 2020. We believe restricted spending on services such as dining out, getting a haircut, or having elective surgery supported this savings rate. We believe these savings equate to an incremental $1.2 trillion in people’s pockets at a time when the economic outlook appears to be brightening, and vaccines begin to roll out.

The extraordinary events of 2020 likely position 2021 to be a year of transition in our view, with spending shifting back to services from goods, to private from public, and to in-person from virtual. We believe the impact of COVID cases, the effectiveness of vaccines, and the eventual fading of fiscal stimulus will influence the trajectory of the economic recovery moving forward. In our view, it is important to recognize that the stimulus provided by lower interest rates inevitably wears off and the purpose of reducing interest rates is to pull consumption forward. Consumer purchases of homes, appliances, and autos bring future economic activity into the present. But when the future inevitably arrives, that economic activity is often missing. We believe that the economic bite of the pandemic would have been far worse in the absence of significant monetary and fiscal stimulus. However, we must appreciate the degree to which the current economic uplift is being driven by record stimulus.

Considering the combination of the recently approved $900 billion fiscal stimulus package, the prospect of households unleashing substantial pent-up demand in 2021, and the higher likelihood of even more stimulus due to the change in control of the U.S. Senate, we believe the setup for inflation to increase is more favorable than it has been for many years. Historically, elevated inflation readings have often spurred a tightening of monetary policy. However, the Federal Reserve has stated that it is willing to allow prices to run a little “hotter” than in past cycles. We believe that at some point in 2021 reports will likely indicate the rate of inflation is rising above the Federal Reserve’s 2% target. In a recent press conference Federal Reserve Chairman Jerome Powell took care to communicate that if inflation does rise as the economy reopens, this move will likely prove temporary. However, investors have historically been conditioned to anticipate a tightening of monetary policy in response to rising inflation. We believe that rising bond yields, which we expect to be a feature of 2021, reflect increased expectations for higher inflation.

We do not anticipate an inflationary overheating of the U.S. economy, because the output gap – the difference between where the U.S. economy is and where it should be—was likely around 5% of GDP in the fourth quarter of 2020, likely signaling significant excess capacity in the economy. We believe the most constructive outcome that could emerge is a kind of “Goldilocks scenario” in which prices rise, but not at an alarming pace. One possible risk to this outcome would be that the U.S. economy recovers much faster than policymakers and investors anticipate.

A key risk to our outlook for 2021 is a sharp rise in bond yields, which has the potential to send ripples through the capital markets and economy in at least one of three important ways. First, a dramatic move in this cost of capital tends to reveal weaker portions of the capital market that are reliant on cheap liquidity. Second, higher yields typically pressure interest rate sensitive sectors in the economy such as housing and autos. Finally, higher yields can weigh on the valuation of assets, including equities, particularly if those valuations are elevated. The ability of higher interest rates to exert downward pressure on earnings multiples is particularly of interest today in our view. Following two years in which the equity market rose in excess of corporate earnings growth, we would not be surprised to see a reversal of this trend in 2021, as corporate earnings growth exceeds the returns provided by the equity market.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund returned 34.79% for the year ended December 31, 2020, as compared to the 19.96% return for the Russell 2000® Index, the Fund’s benchmark. The Fund’s relative performance benefited from sector allocation decisions, particularly being overweight the Healthcare sector and being underweight the Utilities and Real Estate sectors. Stock selection decisions in the Information Technology, Financials, Consumer Discretionary, Industrials and Consumer Staples sectors benefited the Fund’s relative performance, which was partially offset by stock selection decisions in the Materials sector. The Fund also benefited during the year from one portfolio company being acquired and six portfolio companies graduating out of our small cap investment strategy due to market appreciation. The Fund benefited from our investment strategy that focuses on companies that we believe are high quality as well as our tilt towards growth-oriented companies. We have continued to add to the Fund’s holdings of value-oriented companies in anticipation of the U.S. economy reopening during 2021. We believe our investment strategy has the Fund well-positioned for 2021.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund outperformed the Russell 2500® Index, the Fund’s benchmark, for the year ended December 31, 2020, returning 30.66% as compared to the 19.99% return for the benchmark. The Fund’s relative performance benefited from sector allocation decisions, particularly being overweight the Healthcare and Information Technology sectors and being underweight the Financials and Real Estate sectors. Stock selection decisions in the Industrials, Healthcare, Consumer Staples and Real Estate sectors benefited the Fund’s relative performance, which was partially offset by stock selection decisions in the Information Technology sector. The Fund benefited from our investment strategy that focuses on companies that we believe are high quality as well as our tilt towards growth-oriented companies. We have continued to add to the Fund’s holdings of value-oriented companies in anticipation of the U.S. economy reopening during 2021. We believe our investment strategy has the Fund well-positioned for 2021.

LKCM Equity Fund

The LKCM Equity Fund returned 22.83% for the year ended December 31, 2020, as compared to the 18.40% return for the S&P 500® Index, the Fund’s benchmark. The Fund’s relative performance benefited from stock selection decisions, particularly in the Industrials, Healthcare and Information Technology sectors, which was partially offset by stock selection decisions in the Financials sector. The Fund’s underweight position in the Information Technology sector detracted from the Fund’s relative performance, which was partially offset by the Fund’s underweight position in the Financials sector. The Fund also benefited from an announcement in December 2020 that one its portfolio companies would be acquired for a significant premium. We remain confident in our investment strategy for the Fund that focuses on investments in companies that we believe are high quality, and we believe the Fund is well-positioned for 2021.

LKCM Balanced Fund

The LKCM Balanced Fund gained 15.28% for the year ended December 31, 2020 versus the 18.40% return for the S&P 500® Index and the 6.43% return for the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. The Fund’s equity portfolio posted solid returns during 2020 and benefited from strong stock selection in the Healthcare and Communication Services sectors relative to the benchmark, which was partially offset by stock selection in the economically sensitive Industrials sector. The Fund’s equity portfolio also benefited from an announcement in December 2020 that one its portfolio companies would be acquired for a significant premium. The Fund’s fixed income portfolio remained focused on high quality intermediate corporate bonds, which seeks to serve the dual purpose of generating income and moderating overall risk in the Fund’s portfolio. We believe that Fund is well-positioned to meet both the challenges and the opportunities anticipated during 2021.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund advanced 4.29% for the year ended December 31, 2020 compared to its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which advanced 6.43% for the year ended December 31, 2020. During the year, yields declined substantially and the yield curve steepened as the Federal Reserve cut the Federal Funds Rate dramatically during March 2020, sharply increased its balance sheet, and backstopped the financial markets in response to the U.S. government-mandated shutdown to combat the COVID pandemic. In this environment, where longer-duration securities markedly outperformed their shorter-duration counterparts, the Fund’s duration of approximately 3.3 years detracted from performance relative to the duration of approximately 4.1 years for the benchmark. After widening sharply during the peak of the pandemic-related uncertainty in March 2020, credit spreads ended 2020 essentially where they began the year, tightening substantially after the aggressive monetary and fiscal policy intervention by the Federal Reserve and Congress. During the year, the Fund’s weighting in the Energy sector detracted from relative performance, which was partially offset by the Fund’s weightings in the Communications Services and Information Technology sectors. The Fund remains largely focused on short-to-intermediate investment grade corporate bonds with strong underlying credit fundamentals in an effort to mitigate both interest rate risk and credit risk as we anticipate the U.S. economy will continue to recover and inflation expectations will rise.

LKCM International Equity Fund

The LKCM International Equity Fund returned 14.45% for the year ended December 31, 2020, as compared to the 8.28% return for the MSCI/EAFE® Index, the Fund’s benchmark. During this period, the Fund’s relative performance benefited from an underweight position in the Financials sector and an overweight position in the Information Technology sector, which was partially offset by allocation decisions in other sectors. The Fund’s relative performance also benefited from strong stock selection decisions in the Healthcare, Industrials, Communication Services, Information Technology and Consumer Staples sectors. The Fund benefited from our bias towards companies that we believe are high quality with prospects for secular growth, as we believe these companies will continue to perform better than the broader market through market cycles. The expansionary stimulus from monetary and fiscal policy during 2020 benefited growth over cyclical exposure, though we believe there will be a better operating environment for cyclical companies during 2021. We have reduced the Fund’s underweight position in the Financials sector and increased the Fund’s overweight position in the Energy sector in an effort to increase the Fund’s exposure to value-oriented companies and cyclical companies. Although the global economic outlook remains uncertain, we believe that the extraordinary monetary and fiscal stimulus, strength in the consumer, and inventory cycles should support a positive bias as we hope to move past the COVID pandemic later in 2021.

J. Luther King, Jr., CFA, CIC

February 1, 2021

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 15-29 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Investments in equity securities are subject to market risks and significant fluctuations in value. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Investments in mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are discussed in the Funds’ summary and statutory prospectuses.

Earnings growth is not a measure of future performance.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as S&P Global. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business.

Investors should consider the investment objective, risks and charges and expenses of a Fund carefully before investing. Each Fund’s summary prospectus and the prospectus contain this and other information about the Fund. Investors can obtain a summary prospectus or the prospectus by calling 1-800-688-LKCM. The summary prospectus and the prospectus should be read carefully before investing in a Fund.

Quasar Distributors, LLC, distributor.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Small Cap Equity Fund as of December 31, 2020 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Small-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2020)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Small Cap Equity Fund	34.79%	14.81%	10.95%	11.08%
Russell 2000® Index	19.96%	13.26%	11.20%	9.67%
Lipper Small-Cap Core Funds Index	10.69%	11.37%	10.00%	9.96%
(1)	Annualized
(2)	July 14, 1994

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND

(for the ten years ended December 31, 2020)

The Russell 2000® Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an unmanaged index generally considered representative of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Small-Mid Cap Equity Fund as of December 31, 2020 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Small-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2020)

	Past 1 Year	Past 5 Years(1)	Since Inception(1)(2)
LKCM Small-Mid Cap Equity Fund	30.66%	14.40%	9.45%
Russell 2500® Index	19.99%	13.64%	11.10%
Lipper Small-Cap Core Funds Index	10.69%	11.37%	9.24%
(1)	Annualized
(2)	May 2, 2011

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL-MID CAP EQUITY FUND

(for the period from May 2, 2011 (inception date) to December 31, 2020)

The Russell 2500® Index is an unmanaged index consisting of the 2,500 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an unmanaged index generally considered representative of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Equity Fund as of December 31, 2020 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Large-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2020)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Equity Fund	22.83%	15.95%	12.89%	9.45%
S&P 500® Index	18.40%	15.22%	13.88%	9.52%
Lipper Large-Cap Core Funds Index	16.10%	14.04%	12.49%	8.43%
(1)	Annualized
(2)	January 3, 1996

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM EQUITY FUND

(for the ten years ended December 31, 2020)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

The Lipper Large-Cap Core Funds Index is an unmanaged index generally considered representative of large cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Balanced Fund as of December 31, 2020 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Mixed-Asset Target Allocation Growth Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2020)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Balanced Fund	15.28%	11.22%	10.01%	7.23%
S&P 500® Index	18.40%	15.22%	13.88%	8.08%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.43%	3.64%	3.11%	4.56%
Lipper Mixed-Asset Target Allocation Growth Funds Index	16.58%	10.71%	9.19%	6.88%
(1)	Annualized
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM BALANCED FUND

(for the ten years ended December 31, 2020)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria; fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index generally considered representative of mutual funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Fixed Income Fund as of December 31, 2020 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Short Intermediate Investment-Grade Debt Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2020)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Fixed Income Fund	4.29%	3.42%	2.82%	4.26%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.43%	3.64%	3.11%	4.56%
Lipper Short Intermediate Investment-Grade Debt Funds Index	5.86%	3.43%	2.82%	3.99%
(1)	Annualized
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM FIXED INCOME FUND

(for the ten years ended December 31, 2020)

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an unmanaged index generally considered representative of short intermediate investment grade mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM International Equity Fund as of December 31, 2020 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper International Large-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2020)

	Past 1 Year	Since Inception(1)(2)
LKCM International Equity Fund	14.45%	14.15%
MSCI/EAFE® Index	8.28%	9.82%
Lipper International Large-Cap Core Funds Index	5.04%	7.35%
(1)	Annualized
(2)	May 1, 2019

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM INTERNATIONAL EQUITY FUND

(for the period from May 1, 2019 (inception date) to December 31, 2020)

The Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI/EAFE® Index”) is an unmanaged index composed of large-cap and mid-cap securities across 21 European and Pacific Basin countries. The MSCI/EAFE® Index is a recognized international index and is weighted by market capitalization.

The Lipper International Large-Cap Core Funds Index is an unmanaged index generally considered representative of large cap core mutual funds tracked by Lipper Inc.

LKCM Funds Expense Example — December 31, 2020

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/2020-12/31/2020).

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced, Fixed Income, and International Equity Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fifth and sixth columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio(1)	Beginning Account Value 07/01/2020	Ending Account Value 12/31/2020	Expenses Paid During Period(1)	Ending Account Value 12/31/2020	Expenses Paid During Period(1)
LKCM Small Cap Equity Fund	1.00%	$1,000.00	$1,420.70	$6.08	$1,020.11	$5.08
LKCM Small-Mid Cap Equity Fund	1.00%	$1,000.00	$1,321.10	$5.83	$1,020.11	$5.08
LKCM Equity Fund	0.80%	$1,000.00	$1,227.40	$4.48	$1,021.11	$4.06
LKCM Balanced Fund	0.80%	$1,000.00	$1,165.30	$4.35	$1,021.11	$4.06
LKCM Fixed Income Fund	0.50%	$1,000.00	$1,011.70	$2.53	$1,022.62	$2.54
LKCM International Equity Fund	1.00%	$1,000.00	$1,238.90	$5.63	$1,020.11	$5.08

(1)	Expenses are equal to the annualized net expense ratio for the fund, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — December 31, 2020

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund

LKCM Equity Fund

LKCM Fixed Income Fund

LKCM Small-Mid Cap Equity Fund

LKCM Balanced Fund

LKCM International Equity Fund

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2020

COMMON STOCKS - 95.9%	Shares	Value
Aerospace & Defense - 0.8%
Mercury Systems, Inc. (a)	19,120	$1,683,707

Auto Components - 0.9%
Fox Factory Holding Corp. (a)	16,290	1,722,016

Banks - 5.7%
BancorpSouth Bank	64,564	1,771,636
Comerica, Inc.	33,485	1,870,472
Cullen/Frost Bankers, Inc.	21,375	1,864,541
Glacier Bancorp, Inc.	43,655	2,008,567
Pinnacle Financial Partners, Inc.	35,705	2,299,402
Seacoast Banking Corp. of Florida (a)	60,000	1,767,000

		11,581,618

Beverages - 0.9%
Celsius Holdings, Inc. (a)	35,240	1,772,924

Biotechnology - 6.6%
CareDx, Inc. (a)	32,945	2,386,865
Castle Biosciences, Inc. (a)	34,275	2,301,566
Emergent BioSolutions, Inc. (a)	23,330	2,090,368
Iovance Biotherapeutics, Inc. (a)	35,095	1,628,408
Karyopharm Therapeutics, Inc. (a)	60,000	928,800
Natera, Inc. (a)	29,085	2,894,539
Neogen Corp. (a)	14,415	1,143,110

		13,373,656

Building Products - 4.9%
Builders FirstSource, Inc. (a)	75,210	3,069,320
CSW Industrials, Inc.	24,550	2,747,391
PGT Innovations, Inc. (a)	112,771	2,293,762
Trex Co., Inc. (a)	22,000	1,841,840

		9,952,313

Chemicals - 2.7%
Compass Minerals International, Inc.	31,740	1,958,993
Ferroglobe Representation & Warranty Insurance Trust (a)(c)	302,970	—
PQ Group Holdings, Inc.	102,190	1,457,230
Quaker Chemical Corp.	8,280	2,098,069

		5,514,292

Construction & Engineering - 0.9%
NV5 Global, Inc. (a)	23,342	1,838,883

Construction Materials - 0.9%
Eagle Materials, Inc.	18,500	1,874,975

Electronic Equipment & Instruments - 1.0%
Novanta, Inc. (a)(b)	16,290	1,925,804

Food Products - 1.9%
Freshpet, Inc. (a)	27,590	3,917,504

Health Care Equipment & Supplies - 7.0%
Cantel Medical Corp.	32,395	2,554,670
Mesa Laboratories, Inc.	4,815	1,380,172
NeoGenomics, Inc. (a)	73,675	3,966,662
SmileDirectClub, Inc. (a)	71,860	858,008
STAAR Surgical Co. (a)	52,525	4,161,030

COMMON STOCKS	Shares	Value
Health Care Equipment & Supplies - 7.0%, Continued
ViewRay, Inc. (a)	276,205	$1,055,103
Zynex, Inc. (a)	10,000	134,600

		14,110,245

Health Care Providers & Services - 7.5%
HealthEquity, Inc. (a)	24,350	1,697,439
Medpace Holdings, Inc. (a)	23,765	3,308,088
Omnicell, Inc. (a)	18,320	2,198,766
Progyny, Inc. (a)	53,370	2,262,354
R1 RCM, Inc. (a)	156,665	3,763,093
U.S. Physical Therapy, Inc.	16,015	1,925,804

		15,155,544

Health Care Technology - 0.6%
Inovalon Holdings, Inc. - Class A (a)	69,190	1,257,182

Hotels, Restaurants & Leisure - 3.7%
Everi Holdings, Inc. (a)	197,622	2,729,160
Red Rock Resorts, Inc. - Class A	95,550	2,392,572
Wingstop, Inc.	17,860	2,367,343

		7,489,075

Household Durables - 0.6%
Century Communities, Inc. (a)	28,040	1,227,591

Insurance - 4.7%
Argo Group International Holdings, Ltd. (b)	30,400	1,328,480
Goosehead Insurance, Inc. - Class A	16,595	2,070,392
Kinsale Capital Group, Inc.	14,330	2,867,863
Palomar Holdings, Inc. (a)	35,920	3,191,133

		9,457,868

Internet & Catalog Retail - 3.5%
Magnite, Inc. (a)	229,625	7,051,784

IT Consulting & Services - 3.2%
LiveRamp Holdings, Inc. (a)	38,026	2,783,123
Perficient Inc. (a)	46,145	2,198,810
Repay Holdings Corp. (a)	58,085	1,582,816

		6,564,749

Leisure Equipment & Products - 2.3%
Callaway Golf Company	95,715	2,298,117
YETI Holdings, Inc. (a)	35,570	2,435,478

		4,733,595

Machinery - 6.2%
Alamo Group, Inc.	10,360	1,429,162
Colfax Corp. (a)	53,260	2,036,662
Evoqua Water Technologies Corp. (a)	65,570	1,769,079
Helios Technologies, Inc.	35,295	1,880,870
ITT, Inc.	16,730	1,288,545
Rexnord Corp.	60,995	2,408,693
Watts Water Technologies, Inc. - Class A	13,865	1,687,370

		12,500,381

The accompanying notes are an integral part of these financial statements.

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2020

COMMON STOCKS	Shares	Value
Marine - 0.2%
Kirby Corp. (a)	8,620	$446,775

Media & Entertainment - 1.6%
Nexstar Media Group, Inc. - Class A	22,925	2,503,181
Sinclair Broadcast Group, Inc. - Class A	24,555	782,077

		3,285,258

Multiline Retail - 2.0%
Five Below, Inc. (a)	13,950	2,440,971
Ollie’s Bargain Outlet Holdings, Inc. (a)	20,790	1,699,998

		4,140,969

Oil, Gas & Consumable Fuels - 0.4%
HollyFrontier Corp.	33,835	874,635

Personal Products - 0.8%
BellRing Brands, Inc. - Class A (a)	62,620	1,522,292

Pharmaceuticals - 0.8%
Reata Pharmaceuticals, Inc. - Class A (a)	13,160	1,626,839

Professional Services - 2.1%
Upwork, Inc. (a)	125,760	4,341,235

Real Estate Development - 1.8%
FirstService Corp. (b)	9,995	1,366,916
Newmark Group, Inc. - Class A	298,143	2,173,463

		3,540,379

Real Estate Investment Trusts - 1.7%
First Industrial Realty Trust, Inc.	33,470	1,410,091
PotlatchDeltic Corp.	41,675	2,084,584

		3,494,675

Software - 11.7%
ACI Worldwide, Inc. (a)	52,105	2,002,395
Altair Engineering, Inc. - Class A (a)	36,190	2,105,534
Appian Corp. (a)	12,855	2,083,667
Cloudera, Inc. (a)	154,980	2,155,772
LivePerson, Inc. (a)	41,745	2,597,791
Medallia, Inc. (a)	68,155	2,264,109
Mimecast Ltd. (a)(b)	33,270	1,891,067
Model N, Inc. (a)	42,110	1,502,485
OneSpan Inc. (a)	92,375	1,910,315
Q2 Holdings, Inc. (a)	14,515	1,836,583
RealPage, Inc. (a)	19,030	1,660,177
Workiva Inc. (a)	19,285	1,766,892

		23,776,787

Software & Services - 2.0%
Alarm.com Holdings, Inc. (a)	22,430	2,320,384
Envestnet, Inc. (a)	19,936	1,640,533

		3,960,917

Thrifts & Mortgage Finance - 1.8%
Essent Group Ltd. (b)	33,920	1,465,344
Home BancShares, Inc.	106,661	2,077,756

		3,543,100

COMMON STOCKS	Shares	Value
Trading Companies & Distributors - 2.5%
Systemax, Inc.	71,915	$2,581,029
Textainer Group Holdings Ltd. (a)(b)	130,328	2,499,691

		5,080,720

TOTAL COMMON STOCKS (Cost $103,994,585)		194,340,287

SHORT-TERM INVESTMENTS - 4.2%
Money Market Funds - 4.2%
Invesco Short-Term Investments Trust -Government & Agency Portfolio -Institutional Shares, 0.03% (d)	5,866,000	5,866,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio -Institutional Shares, 0.03% (d)	2,633,145	2,633,145

		8,499,145

TOTAL SHORT-TERM INVESTMENTS (Cost $8,499,145)		8,499,145

Total Investments - 100.1% (Cost $112,493,730)		202,839,432
Liabilities in Excess of Other Assets - (0.1)%		(161,018)

TOTAL NET ASSETS - 100.0%		$202,678,414

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)

Securities for which market quotations are not readily available. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. Level 3 security. (see Note A.1).

(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2020

COMMON STOCKS - 99.8%	Shares	Value
Aerospace & Defense - 4.1%
Axon Enterprise, Inc. (a)	3,045	$373,104
Mercury Systems, Inc. (a)	2,870	252,732

		625,836

Banks - 5.9%
Comerica, Inc.	5,355	299,130
Cullen/Frost Bankers, Inc.	3,280	286,114
Zions Bancorp N.A.	7,145	310,379

		895,623

Biotechnology - 9.5%
Charles River Laboratories International, Inc. (a)	1,545	386,034
Emergent BioSolutions, Inc. (a)	1,930	172,928
Exact Sciences Corp. (a)	2,145	284,191
Iovance Biotherapeutics, Inc. (a)	3,930	182,352
Natera, Inc. (a)	2,470	245,814
Neogen Corp. (a)	2,055	162,962

		1,434,281

Building Products - 4.6%
Builders FirstSource, Inc. (a)	7,475	305,055
Trex Co., Inc. (a)	4,560	381,763

		686,818

Capital Markets - 2.1%
LPL Financial Holdings, Inc.	2,980	310,576

Chemicals - 2.4%
Compass Minerals International, Inc.	3,815	235,462
FMC Corp.	1,150	132,169

		367,631

Diversified Consumer Services - 1.8%
Chegg, Inc. (a)	2,980	269,183

Electronic Equipment & Instruments - 2.1%
Trimble, Inc. (a)	4,810	321,164

Food Products - 3.4%
Freshpet, Inc. (a)	3,625	514,714

Health Care Equipment & Supplies - 5.0%
NeoGenomics, Inc. (a)	6,405	344,845
STAAR Surgical Co. (a)	5,155	408,379

		753,224

Health Care Providers & Services - 3.2%
Medpace Holdings, Inc. (a)	1,955	272,136
Omnicell, Inc. (a)	1,785	214,236

		486,372

Hotels, Restaurants & Leisure - 3.3%
Churchill Downs, Inc.	1,215	236,670
Wingstop, Inc.	1,970	261,123

		497,793

COMMON STOCKS	Shares	Value
Insurance - 3.6%
Kinsale Capital Group, Inc.	1,495	$299,194
Palomar Holdings, Inc. (a)	2,690	238,980

		538,174

IT Consulting & Services - 1.5%
LiveRamp Holdings, Inc. (a)	3,085	225,791

Leisure Equipment & Products - 3.7%
Brunswick Corporation	3,175	242,062
Pool Corp.	865	322,212

		564,274

Machinery - 5.6%
Colfax Corp. (a)	6,385	244,162
IDEX Corp.	885	176,292
ITT, Inc.	2,075	159,817
Rexnord Corp.	6,845	270,309

		850,580

Media & Entertainment - 1.9%
Nexstar Media Group, Inc. - Class A	2,635	287,716

Metals & Mining - 2.5%
Royal Gold, Inc.	550	58,498
Teck Resources Ltd. (b)	17,535	318,260

		376,758

Multiline Retail - 3.3%
Five Below, Inc. (a)	1,790	313,214
Ollie’s Bargain Outlet Holdings, Inc. (a)	2,310	188,889

		502,103

Oil, Gas & Consumable Fuels - 0.9%
HollyFrontier Corp.	5,505	142,304

Pharmaceuticals - 2.9%
Horizon Therapeutics PLC (a)(b)	3,580	261,877
Reata Pharmaceuticals, Inc. - Class A (a)	1,385	171,214

		433,091

Professional Services - 3.1%
Upwork, Inc. (a)	13,485	465,502

Real Estate Development - 1.1%
FirstService Corp. (b)	1,235	168,899

Real Estate Investment Trusts - 2.4%
First Industrial Realty Trust, Inc.	3,415	143,874
PotlatchDeltic Corp.	4,390	219,588

		363,462

Software - 15.8%
Appian Corp. (a)	2,395	388,206
Cloudera, Inc. (a)	18,000	250,380
Fair Isaac Corp. (a)	575	293,848
Five9, Inc. (a)	2,235	389,784
Medallia, Inc. (a)	7,560	251,143
Mimecast Ltd. (a)(b)	3,425	194,677
OneSpan Inc. (a)	7,240	149,723

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2020

COMMON STOCKS	Shares	Value
Software - 15.8%, Continued
Q2 Holdings, Inc. (a)	2,070	$261,917
RealPage, Inc. (a)	2,370	206,759

		2,386,437

Software & Services - 1.4%
Envestnet, Inc. (a)	2,565	211,074

Thrifts & Mortgage Finance - 1.5%
Essent Group Ltd. (b)	5,045	217,944

Trading Companies & Distributors - 1.2%
Watsco, Inc.	795	180,107

TOTAL COMMON STOCKS (Cost $9,106,638)		15,077,431

SHORT-TERM INVESTMENT - 0.3%
Money Market Fund - 0.3%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.03% (c)	46,722	46,722

TOTAL SHORT-TERM INVESTMENT (Cost $46,722)		46,722

Total Investments - 100.1% (Cost $9,153,360)		15,124,153
Liabilities in Excess of Other Assets - (0.1)%		(15,798)

TOTAL NET ASSETS - 100.0%		$15,108,355

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2020

COMMON STOCKS - 94.8%	Shares	Value
Aerospace & Defense - 2.4%
Honeywell International, Inc.	50,000	$10,635,000

Banks - 4.2%
Bank of America Corp.	160,000	4,849,600
Comerica, Inc.	100,000	5,586,000
Cullen/Frost Bankers, Inc.	65,000	5,669,950
Glacier Bancorp, Inc.	60,000	2,760,600

		18,866,150

Beverages - 3.4%
The Coca-Cola Co.	95,000	5,209,800
Keurig Dr Pepper, Inc.	100,000	3,200,000
PepsiCo, Inc.	45,000	6,673,500

		15,083,300

Biotechnology - 1.4%
Amgen, Inc.	28,000	6,437,760

Chemicals - 6.3%
Air Products & Chemicals, Inc.	30,200	8,251,244
Ecolab, Inc.	45,000	9,736,200
FMC Corp.	90,000	10,343,700

		28,331,144

Commercial Services & Supplies - 3.5%
Cintas Corp.	16,000	5,655,360
Waste Connections, Inc. (b)	97,500	10,000,575

		15,655,935

Computers & Peripherals - 3.5%
Apple, Inc.	120,000	15,922,800

Construction Materials - 1.1%
Martin Marietta Materials, Inc.	18,000	5,111,460

Diversified Financials - 1.9%
JPMorgan Chase & Co.	68,000	8,640,760

Electrical Equipment & Instruments - 4.9%
Franklin Electric Co., Inc.	85,000	5,882,850
Rockwell Automation, Inc.	25,000	6,270,250
Roper Technologies, Inc.	23,000	9,915,070

		22,068,170

Electronic Equipment & Instruments - 2.8%
National Instruments Corp.	55,000	2,416,700
Trimble, Inc. (a)	150,000	10,015,500

		12,432,200

Food Products - 0.7%
Mondelez International, Inc. - Class A	54,000	3,157,380

Health Care Equipment & Supplies - 9.6%
Alcon, Inc. (a)(b)	60,000	3,958,800
Danaher Corp.	50,000	11,107,000
PerkinElmer, Inc.	90,000	12,915,000
Stryker Corp.	20,000	4,900,800
Thermo Fisher Scientific, Inc.	22,000	10,247,160

		43,128,760

COMMON STOCKS	Shares	Value
Household Products - 2.4%
Kimberly-Clark Corp.	50,000	$6,741,500
The Procter & Gamble Co.	30,000	4,174,200

		10,915,700

Internet & Catalog Retail - 3.6%
Amazon.com, Inc. (a)	5,000	16,284,650

IT Consulting & Services - 3.1%
PayPal Holdings, Inc. (a)	60,000	14,052,000

Machinery - 8.1%
Generac Holdings, Inc. (a)	50,000	11,370,500
IDEX Corp.	20,000	3,984,000
The Toro Co.	74,000	7,018,160
Valmont Industries, Inc.	45,000	7,871,850
Xylem, Inc.	60,000	6,107,400

		36,351,910

Media & Entertainment - 3.7%
Alphabet, Inc. - Class A (a)	5,500	9,639,520
Facebook, Inc. - Class A (a)	25,000	6,829,000

		16,468,520

Metals & Mining - 1.7%
Newmont Goldcorp Corp.	130,000	7,785,700

Oil & Gas & Consumable Fuels - 2.3%
Cabot Oil & Gas Corp.	260,000	4,232,800
Chevron Corp.	31,500	2,660,175
ConocoPhillips	87,000	3,479,130

		10,372,105

Personal Products - 1.5%
The Estee Lauder Cos., Inc. - Class A	25,000	6,654,750

Pharmaceuticals - 4.4%
Merck & Co., Inc.	80,000	6,544,000
Pfizer, Inc.	115,000	4,233,150
Zoetis, Inc.	53,500	8,854,250

		19,631,400

Road & Rail - 2.9%
Kansas City Southern	40,000	8,165,200
Union Pacific Corp.	24,000	4,997,280

		13,162,480

Software - 9.6%
Adobe, Inc. (a)	28,000	14,003,360
Microsoft Corp.	80,000	17,793,600
Oracle Corp.	90,000	5,822,100
RealPage, Inc. (a)	35,000	3,053,400
Sprout Social, Inc. - Class A (a)	55,000	2,497,550

		43,170,010

Software & Services - 2.1%
Akamai Technologies, Inc. (a)	90,000	9,449,100

Specialty Retail - 1.8%
The Home Depot, Inc.	30,000	7,968,600

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2020

COMMON STOCKS	Shares	Value
Textiles, Apparel & Luxury Goods - 1.9%
VF Corp.	100,000	$8,541,000

TOTAL COMMON STOCKS (Cost $184,730,986)		426,278,744

U.S. GOVERNMENT ISSUE - 1.0%	Principal Amount
U.S. Treasury Note - 1.0%
2.125%, 05/31/2021	$4,300,000	4,335,113

TOTAL U.S. GOVERNMENT ISSUE (Cost $4,331,807)		4,335,113

SHORT-TERM INVESTMENTS - 4.2%	Shares
Money Market Funds - 4.2%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.03% (c)	13,381,000	13,381,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Shares, 0.03% (c)	5,652,904	5,652,904

		19,033,904

TOTAL SHORT-TERM INVESTMENTS (Cost $19,033,904)		19,033,904

Total Investments - 100.0% (Cost $208,096,697)		449,647,761
Other Assets in Excess of Liabilities - 0.0%		5,173

TOTAL NET ASSETS - 100.0%		$449,652,934

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS
December 31, 2020

COMMON STOCKS - 69.4%	Shares	Value
Aerospace & Defense - 2.0%
Honeywell International, Inc.	6,100	$1,297,470
L3Harris Technologies, Inc.	6,300	1,190,826

		2,488,296

Banks - 3.0%
Bank of America Corp.	55,000	1,667,050
Cullen/Frost Bankers, Inc.	11,900	1,038,037
Zions Bancorp N.A.	23,500	1,020,840

		3,725,927

Beverages - 2.0%
The Coca-Cola Co.	28,100	1,541,004
PepsiCo, Inc.	6,700	993,610

		2,534,614

Biotechnology - 1.1%
Charles River Laboratories International, Inc. (a)	5,700	1,424,202

Chemicals - 5.5%
Air Products and Chemicals, Inc.	5,000	1,366,100
Corteva, Inc.	20,358	788,262
DuPont de Nemours, Inc.	8,158	580,115
Ecolab, Inc.	5,900	1,276,524
FMC Corp.	12,600	1,448,118
Linde PLC (b)	5,500	1,449,305

		6,908,424

Commercial Services & Supplies - 2.8%
Cintas Corp.	4,000	1,413,840
Waste Connections, Inc. (b)	9,500	974,415
Waste Management, Inc.	10,000	1,179,300

		3,567,555

Communications Equipment - 1.9%
QUALCOMM, Inc.	15,300	2,330,802

Computers & Peripherals - 2.0%
Apple, Inc.	19,200	2,547,648

Construction Materials - 0.9%
Martin Marietta Materials, Inc.	4,100	1,164,277

Diversified Financials - 2.0%
JPMorgan Chase & Co.	11,500	1,461,305
Moody’s Corp.	3,800	1,102,912

		2,564,217

Diversified Telecommunication Services - 1.5%
AT&T, Inc.	32,189	925,755
Verizon Communications, Inc.	15,841	930,659

		1,856,414

Electrical Equipment & Instruments - 1.8%
Emerson Electric Co.	13,400	1,076,958
Rockwell Automation, Inc.	4,500	1,128,645

		2,205,603

COMMON STOCKS	Shares	Value
Electronic Equipment & Instruments - 1.5%
FLIR Systems, Inc.	2,500	$109,575
National Instruments Corp.	12,800	562,432
Trimble, Inc. (a)	18,100	1,208,537

		1,880,544

Food & Drug Retailing - 0.9%
Walmart, Inc.	7,900	1,138,785

Food Products - 0.6%
Mondelez International, Inc. - Class A	12,400	725,028

Health Care Equipment & Supplies - 4.5%
Alcon, Inc. (a)(b)	20,800	1,372,384
Becton, Dickinson & Co.	1,600	400,352
Danaher Corp.	6,000	1,332,840
PerkinElmer, Inc.	10,100	1,449,350
Thermo Fisher Scientific, Inc.	2,400	1,117,872

		5,672,798

Household Products - 1.8%
Colgate-Palmolive Co.	11,900	1,017,569
Kimberly-Clark Corp.	6,000	808,980
The Procter & Gamble Co.	3,500	486,990

		2,313,539

Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	450	1,465,619

IT Consulting & Services - 4.8%
Black Knight, Inc. (a)	18,400	1,625,640
Broadridge Financial Solutions, Inc.	10,200	1,562,640
PayPal Holdings, Inc. (a)	6,600	1,545,720
Visa, Inc. - Class A	6,100	1,334,253

		6,068,253

Machinery - 1.5%
Fortive Corp.	10,100	715,282
Xylem, Inc.	11,000	1,119,690

		1,834,972

Media & Entertainment - 5.4%
Alphabet, Inc. - Class C (a)	875	1,532,895
Facebook, Inc. - Class A (a)	4,700	1,283,852
Pinterest, Inc. - Class A (a)	34,450	2,270,255
The Walt Disney Co. (a)	9,500	1,721,210

		6,808,212

Metals & Mining - 0.7%
Newmont Goldcorp Corp.	15,000	898,350

Oil & Gas & Consumable Fuels - 2.5%
Cabot Oil & Gas Corp.	25,900	421,652
Chevron Corp.	11,295	953,863
ConocoPhillips	17,900	715,821
EOG Resources, Inc.	5,800	289,246
Pioneer Natural Resources Co.	6,100	694,729

		3,075,311

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2020

COMMON STOCKS	Shares	Value
Personal Products - 0.8%
The Estee Lauder Cos., Inc. - Class A	4,000	$1,064,760

Pharmaceuticals - 3.7%
Abbott Laboratories	10,800	1,182,492
Merck & Co., Inc.	16,400	1,341,520
Pfizer, Inc.	18,100	666,261
Zoetis, Inc.	8,626	1,427,603

		4,617,876

Real Estate Investment Trusts - 1.1%
American Tower Corp.	5,900	1,324,314

Road & Rail - 0.8%
Union Pacific Corp.	5,100	1,061,922

Software - 6.4%
Adobe, Inc. (a)	2,500	1,250,300
Microsoft Corp.	9,800	2,179,716
Oracle Corp.	17,800	1,151,482
RealPage, Inc. (a)	20,900	1,823,316
salesforce.com, Inc. (a)	7,400	1,646,722

		8,051,536

Software & Services - 1.2%
Akamai Technologies, Inc. (a)	13,800	1,448,862

Specialty Retail - 1.1%
The Home Depot, Inc.	5,300	1,407,786

Textiles, Apparel & Luxury Goods - 2.4%
NIKE, Inc. - Class B	10,800	1,527,876
VF Corp.	16,700	1,426,347

		2,954,223

TOTAL COMMON STOCKS (Cost $50,708,057)		87,130,669

CORPORATE BONDS - 28.9%	Principal Amount
Aerospace & Defense - 0.8%
Honeywell International, Inc.
1.350%, 06/01/2025
Callable 05/01/2025	$750,000	777,392
Raytheon Technologies Corp.
3.700%, 12/15/2023
Callable 09/15/2023	250,000	272,021

		1,049,413

Air Freight & Logistics - 0.5%
United Parcel Service, Inc.
2.450%, 10/01/2022	600,000	622,730

Banks - 2.2%
Bank of America Corp. 3.300%, 01/11/2023	500,000	530,261
Comerica Bank 2.500%, 07/23/2024	300,000	319,356

CORPORATE BONDS	Principal Amount	Value
Banks - 2.2%, Continued
Comerica, Inc.
3.700%, 07/31/2023
Callable 06/30/2023	$475,000	$512,943
The Bank of New York Mellon Corp.
2.200%, 08/16/2023
Callable 06/16/2023	200,000	209,608
Truist Bank:
3.200%, 04/01/2024
Callable 03/01/2024	250,000	271,489
4.050%, 11/03/2025
Callable 09/03/2025	385,000	444,557
3.300%, 05/15/2026
Callable 04/15/2026	400,000	447,924

		2,736,138

Beverages - 0.7%
PepsiCo, Inc.:
3.000%, 08/25/2021	415,000	422,690
2.375%, 10/06/2026
Callable 07/06/2026	435,000	474,834

		897,524

Biotechnology - 1.4%
AbbVie, Inc.:
2.850%, 05/14/2023
Callable 03/14/2023	250,000	262,941
3.200%, 05/14/2026
Callable 02/14/2026	600,000	665,208
Amgen, Inc.:
2.700%, 05/01/2022
Callable 03/01/2022	325,000	334,462
3.625%, 05/22/2024
Callable 02/22/2024	250,000	274,539
2.600%, 08/19/2026
Callable 05/19/2026	200,000	218,509

		1,755,659

Chemicals - 1.0%
Air Products and Chemicals, Inc.
1.850%, 05/15/2027
Callable 03/15/2027	675,000	715,122
Ecolab, Inc.
3.250%, 01/14/2023
Callable 11/14/2022	500,000	526,538

		1,241,660

Communications Equipment - 1.1%
Cisco Systems, Inc.
2.200%, 09/20/2023
Callable 07/20/2023	750,000	785,573
QUALCOMM, Inc.
2.900%, 05/20/2024
Callable 03/20/2024	600,000	646,445

		1,432,018

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2020

CORPORATE BONDS	Principal Amount	Value
Computers & Peripherals - 0.7%
Apple, Inc.:
2.850%, 05/06/2021	$500,000	$504,081
2.500%, 02/09/2025	250,000	270,073
3.200%, 05/13/2025	55,000	61,386

		835,540

Consumer Finance - 0.7%
American Express Co.:
3.400%, 02/27/2023
Callable 01/27/2023	125,000	132,985
3.700%, 08/03/2023
Callable 07/03/2023	300,000	325,023
3.000%, 10/30/2024
Callable 09/29/2024	350,000	382,473

		840,481

Diversified Financials - 0.7%
JPMorgan Chase & Co.:
3.250%, 09/23/2022	100,000	105,207
3.375%, 05/01/2023	225,000	240,561
3.875%, 02/01/2024	275,000	302,930
3.200%, 06/15/2026
Callable 03/15/2026	200,000	223,835

		872,533

Diversified Telecommunication Services - 1.3%
AT&T, Inc.
3.400%, 05/15/2025
Callable 02/15/2025	750,000	833,912
Verizon Communications, Inc.:
2.450%, 11/01/2022
Callable 08/01/2022	500,000	516,879
3.500%, 11/01/2024
Callable 08/01/2024	250,000	276,271

		1,627,062

Electrical Equipment & Instruments - 1.2%
Emerson Electric Co.:
2.625%, 02/15/2023
Callable 11/15/2022	400,000	417,380
3.150%, 06/01/2025
Callable 03/01/2025	200,000	221,357
Roper Technologies, Inc.:
2.800%, 12/15/2021
Callable 11/15/2021	600,000	612,898
1.000%, 09/15/2025
Callable 08/15/2025	250,000	253,188

		1,504,823

Electronic Equipment & Instruments - 0.4%
Trimble, Inc.
4.150%, 06/15/2023
Callable 05/15/2023	500,000	541,982

CORPORATE BONDS	Principal Amount	Value
Food & Drug Retailing - 0.6%
Walmart, Inc.
3.550%, 06/26/2025
Callable 04/26/2025	$700,000	$792,969

Food & Staples Retailing - 0.6%
Costco Wholesale Corp.
1.375%, 06/20/2027
Callable 04/20/2027	690,000	711,757

Health Care Equipment & Supplies - 0.8%
Danaher Corp.
3.350%, 09/15/2025
Callable 06/15/2025	250,000	280,061
Thermo Fisher Scientific, Inc.
3.000%, 04/15/2023
Callable 02/15/2023	705,000	744,278

		1,024,339

Hotels, Restaurants & Leisure - 0.5%
McDonald’s Corp.:
3.625%, 05/20/2021	100,000	101,257
1.450%, 09/01/2025
Callable 08/01/2025	500,000	518,963

		620,220

Internet & Catalog Retail - 0.8%
Amazon.com, Inc.:
3.300%, 12/05/2021
Callable 10/05/2021	695,000	711,096
1.200%, 06/03/2027
Callable 04/03/2027	260,000	265,556

		976,652

Machinery - 0.6%
Illinois Tool Works, Inc.
3.500%, 03/01/2024
Callable 12/01/2023	715,000	778,292

Media & Entertainment - 1.2%
Alphabet, Inc.:
3.375%, 02/25/2024	600,000	657,073
1.998%, 08/15/2026
Callable 05/15/2026	200,000	214,609
The Walt Disney Co.
1.750%, 08/30/2024
Callable 07/30/2024	665,000	693,874

		1,565,556

Oil & Gas & Consumable Fuels - 3.7%
Chevron Corp.:
2.411%, 03/03/2022
Callable 01/03/2022	500,000	510,975
1.995%, 05/11/2027
Callable 03/11/2027	400,000	424,567
ConocoPhillips
2.400%, 12/15/2022
Callable 09/15/2022	490,000	507,093

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2020

CORPORATE BONDS	Principal Amount	Value
Oil & Gas & Consumable Fuels - 3.7%, Continued
Enterprise Products Operating, LLC
3.750%, 02/15/2025
Callable 11/15/2024	$300,000	$336,266
EOG Resources, Inc.
2.625%, 03/15/2023
Callable 12/15/2022	600,000	626,498
Exxon Mobil Corp.:
2.709%, 03/06/2025
Callable 12/06/2024	255,000	275,470
3.043%, 03/01/2026
Callable 12/01/2025	400,000	443,497
Kinder Morgan Energy Partners, L.P.
3.950%, 09/01/2022
Callable 06/01/2022	400,000	419,948
Kinder Morgan, Inc.
3.150%, 01/15/2023
Callable 12/15/2022	500,000	526,005
Schlumberger Investment SA (b)
3.650%, 12/01/2023
Callable 09/01/2023	500,000	543,096

		4,613,415

Personal Products - 0.7%
The Estee Lauder Cos., Inc.
2.000%, 12/01/2024
Callable 11/01/2024	805,000	851,377

Pharmaceuticals - 2.6%
Abbott Laboratories:
3.400%, 11/30/2023
Callable 09/30/2023	480,000	520,731
3.875%, 09/15/2025
Callable 06/15/2025	255,000	292,357
Bristol-Myers Squibb Co.
3.625%, 05/15/2024
Callable 02/15/2024	250,000	274,201
Johnson & Johnson
0.550%, 09/01/2025
Callable 08/01/2025	735,000	738,683
Merck & Co., Inc.
2.350%, 02/10/2022	650,000	664,999
Pfizer, Inc.
0.800%, 05/28/2025
Callable 04/28/2025	800,000	814,805

		3,305,776

Real Estate Investment Trusts - 0.8%
American Tower Corp.:
2.400%, 03/15/2025
Callable 02/15/2025	300,000	319,076
3.375%, 10/15/2026
Callable 07/15/2026	635,000	713,874

		1,032,950

Road & Rail - 0.7%
Burlington Northern Santa Fe, LLC
3.000%, 03/15/2023

Callable 12/15/2022	600,000	630,490

CORPORATE BONDS	Principal Amount	Value
Road & Rail - 0.7%, Continued
Union Pacific Corp.
3.750%, 07/15/2025
Callable 05/15/2025	$200,000	$227,173

		857,663

Semiconductor Equipment & Products - 0.5%
Intel Corp.
3.700%, 07/29/2025
Callable 04/29/2025	500,000	566,108

Software - 1.4%
Adobe, Inc.
1.900%, 02/01/2025
Callable 01/01/2025	700,000	740,675
Microsoft Corp.:
2.375%, 02/12/2022
Callable 01/12/2022	400,000	408,996
3.125%, 11/03/2025
Callable 08/03/2025	230,000	257,291
Oracle Corp.
2.500%, 04/01/2025
Callable 03/01/2025	300,000	322,683

		1,729,645

Specialty Retail - 0.7%
The Home Depot, Inc.:
2.625%, 06/01/2022
Callable 05/01/2022	290,000	299,113
2.800%, 09/14/2027
Callable 06/14/2027	500,000	557,194

		856,307

TOTAL CORPORATE BONDS (Cost $34,722,616)		36,240,589

SHORT-TERM INVESTMENT - 1.7%	Shares
Money Market Fund - 1.7%
Invesco Short-Term Investments Trust - Government & Agency Portfolio -Institutional Shares, 0.03% (c)	2,198,409	2,198,409

TOTAL SHORT-TERM INVESTMENT (Cost $2,198,409)		2,198,409

Total Investments - 100.0% (Cost $87,629,082)		125,569,667
Liabilities in Excess of Other Assets - 0.0%		(62,669)

TOTAL NET ASSETS - 100.0%		$125,506,998

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2020

CORPORATE BONDS - 78.3%	Principal Amount	Value
Aerospace & Defense - 1.9%
Honeywell International, Inc.:
2.300%, 08/15/2024
Callable 07/15/2024	$400,000	$426,687
1.350%, 06/01/2025
Callable 05/01/2025	3,000,000	3,109,569
Raytheon Technologies Corp.
3.700%, 12/15/2023
Callable 09/15/2023	1,750,000	1,904,147

		5,440,403

Air Freight & Logistics - 1.1%
United Parcel Service, Inc.
2.450%, 10/01/2022	3,000,000	3,113,648

Banks - 6.9%
Bank of America Corp.:
2.625%, 04/19/2021	1,704,000	1,715,964
4.450%, 03/03/2026	2,000,000	2,332,192
Comerica, Inc.
3.700%, 07/31/2023
Callable 06/30/2023	2,000,000	2,159,759
The Bank of New York Mellon Corp.
2.800%, 05/04/2026
Callable 02/04/2026	300,000	331,067
Truist Bank:
2.625%, 01/15/2022
Callable 12/15/2021	3,700,000	3,783,763
3.200%, 04/01/2024
Callable 03/01/2024	2,500,000	2,714,891
3.300%, 05/15/2026
Callable 04/15/2026	4,333,000	4,852,131
Wells Fargo & Co.
4.125%, 08/15/2023	2,000,000	2,186,019

		20,075,786

Biotechnology - 2.2%
Amgen, Inc.:
2.600%, 08/19/2026
Callable 05/19/2026	1,000,000	1,092,543
2.200%, 02/21/2027
Callable 12/21/2026	5,000,000	5,363,069

		6,455,612

Chemicals - 2.1%
Air Products and Chemicals, Inc.
1.850%, 05/15/2027
Callable 03/15/2027	4,000,000	4,237,760
Ecolab, Inc.
2.375%, 08/10/2022
Callable 07/10/2022	1,925,000	1,985,227

		6,222,987

CORPORATE BONDS	Principal Amount	Value
Communications Equipment - 1.5%
QUALCOMM, Inc.
2.900%, 05/20/2024
Callable 03/20/2024	$4,000,000	$4,309,631

		4,309,631

Computers & Peripherals - 2.1%
Apple, Inc.:
2.400%, 05/03/2023	3,250,000	3,410,297
2.500%, 02/09/2025	2,515,000	2,716,935

		6,127,232

Consumer Finance - 1.6%
American Express Co.:
3.000%, 10/30/2024
Callable 09/29/2024	2,000,000	2,185,562
4.200%, 11/06/2025
Callable 10/06/2025	2,000,000	2,324,664

		4,510,226

Containers & Packaging - 2.4%
Ball Corp.:
5.000%, 03/15/2022	2,000,000	2,096,950
5.250%, 07/01/2025	4,252,000	4,860,483

		6,957,433

Diversified Financials - 4.3%
JPMorgan Chase & Co.:
3.375%, 05/01/2023	3,788,000	4,049,984
2.700%, 05/18/2023
Callable 03/18/2023	1,855,000	1,950,665
3.875%, 02/01/2024	1,750,000	1,927,736
3.300%, 04/01/2026
Callable 01/01/2026	3,500,000	3,919,997
3.200%, 06/15/2026
Callable 03/15/2026	636,000	711,795

		12,560,177

Diversified Telecommunication Services - 7.6%
AT&T, Inc.:
3.800%, 02/15/2027
Callable 11/15/2026	2,000,000	2,303,695
4.250%, 03/01/2027
Callable 12/01/2026	4,000,000	4,681,417
2.300%, 06/01/2027
Callable 04/01/2027	3,000,000	3,203,346
4.100%, 02/15/2028
Callable 11/15/2027	2,000,000	2,353,472
Verizon Communications, Inc.:
2.450%, 11/01/2022
Callable 08/01/2022	1,750,000	1,809,078
3.500%, 11/01/2024
Callable 08/01/2024	1,750,000	1,933,895
2.625%, 08/15/2026	3,000,000	3,289,898
4.125%, 03/16/2027	2,000,000	2,358,692

		21,933,493

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2020

CORPORATE BONDS	Principal Amount	Value
Electrical Equipment & Instruments - 2.8%
Emerson Electric Co.:
2.625%, 12/01/2021
Callable 11/01/2021	$950,000	$968,394
3.150%, 06/01/2025
Callable 03/01/2025	5,000,000	5,533,916
Rockwell Automation, Inc.
2.875%, 03/01/2025
Callable 12/01/2024	1,440,000	1,562,720

		8,065,030

Electronic Equipment & Instruments - 1.7%
Trimble, Inc.
4.150%, 06/15/2023
Callable 05/15/2023	4,500,000	4,877,841

Health Care Equipment & Supplies - 6.3%
Danaher Corp.
3.350%, 09/15/2025
Callable 06/15/2025	5,500,000	6,161,337
Thermo Fisher Scientific, Inc.:
3.000%, 04/15/2023
Callable 02/15/2023	2,475,000	2,612,890
4.150%, 02/01/2024
Callable 11/01/2023	4,500,000	4,966,537
2.950%, 09/19/2026
Callable 06/19/2026	4,000,000	4,462,487

		18,203,251

Health Care Providers & Services - 0.7%
CVS Health Corp.
4.125%, 05/15/2021
Callable 02/15/2021	2,000,000	2,004,102

Household Products - 0.3%
The Procter & Gamble Co.
8.000%, 09/01/2024	775,000	979,689

Internet & Catalog Retail - 2.9%
Amazon.com, Inc.:
2.500%, 11/29/2022
Callable 08/29/2022	5,000,000	5,193,842
1.200%, 06/03/2027
Callable 04/03/2027	3,030,000	3,094,745

		8,288,587

Media & Entertainment - 2.1%
Alphabet, Inc.:
3.375%, 02/25/2024	4,000,000	4,380,491
1.998%, 08/15/2026
Callable 05/15/2026	1,725,000	1,851,002

		6,231,493

Multiline Retail - 1.6%
Family Dollar Stores, Inc.
5.000%, 02/01/2021	4,500,000	4,513,602

CORPORATE BONDS	Principal Amount	Value
Oil & Gas & Consumable Fuels - 5.4%
Chevron Corp.:
2.411%, 03/03/2022
Callable 01/03/2022	$1,450,000	$1,481,828
2.355%, 12/05/2022
Callable 09/05/2022	1,000,000	1,036,152
2.954%, 05/16/2026
Callable 02/16/2026	1,870,000	2,075,706
Enterprise Products Operating, LLC:
2.800%, 02/15/2021	2,000,000	2,005,669
2.850%, 04/15/2021
Callable 03/15/2021	2,500,000	2,512,304
3.750%, 02/15/2025
Callable 11/15/2024	2,963,000	3,321,183
Kinder Morgan Energy Partners, L.P.
4.250%, 09/01/2024
Callable 06/01/2024	3,000,000	3,353,697

		15,786,539

Personal Products - 0.1%
The Estee Lauder Cos., Inc.
2.000%, 12/01/2024
Callable 11/01/2024	321,000	339,493

Pharmaceuticals - 4.5%
Abbott Laboratories:
3.400%, 11/30/2023
Callable 09/30/2023	1,750,000	1,898,499
2.950%, 03/15/2025
Callable 12/15/2024	3,925,000	4,309,022
Bristol-Myers Squibb Co.
3.625%, 05/15/2024
Callable 02/15/2024	4,750,000	5,209,821
Zoetis, Inc.
3.250%, 02/01/2023
Callable 11/01/2022	1,664,000	1,751,432

		13,168,774

Real Estate Investment Trusts - 3.8%
American Tower Corp.:
3.500%, 01/31/2023	3,500,000	3,712,831
5.000%, 02/15/2024	2,500,000	2,830,710
3.375%, 10/15/2026
Callable 07/15/2026	4,030,000	4,530,567

		11,074,108

Road & Rail - 4.3%
Burlington Northern Santa Fe, LLC:
3.000%, 03/15/2023
Callable 12/15/2022	4,695,000	4,933,588
3.000%, 04/01/2025
Callable 01/01/2025	2,250,000	2,468,242
Union Pacific Corp.:
3.250%, 01/15/2025
Callable 10/15/2024	1,500,000	1,640,396

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2020

CORPORATE BONDS	Principal Amount	Value
Road & Rail - 4.3%, Continued
3.750%, 07/15/2025
Callable 05/15/2025	$3,025,000	$3,435,990

		12,478,216

Semiconductor Equipment & Products - 0.9%
Intel Corp.
3.700%, 07/29/2025
Callable 04/29/2025	2,250,000	2,547,487

Software - 5.2%
Adobe, Inc.
1.900%, 02/01/2025
Callable 01/01/2025	4,280,000	4,528,700
Oracle Corp.:
2.500%, 10/15/2022	3,000,000	3,119,394
2.650%, 07/15/2026
Callable 04/15/2026	2,000,000	2,200,602
3.250%, 11/15/2027
Callable 08/15/2027	4,500,000	5,138,004

		14,986,700

Specialty Retail - 2.0%
The Home Depot, Inc.:
2.700%, 04/01/2023
Callable 01/01/2023	2,750,000	2,885,116
2.950%, 06/15/2029
Callable 03/15/2029	2,500,000	2,843,808

		5,728,924

TOTAL CORPORATE BONDS (Cost $213,993,031)		226,980,464

U.S. GOVERNMENT ISSUES - 12.0%
U.S. Treasury Inflation Indexed Bonds - 1.4%
0.625%, 01/15/2024	3,905,860	4,193,104

U.S. Treasury Notes - 10.6%
1.500%, 10/31/2021	1,000,000	1,011,489
1.500%, 11/30/2021	4,000,000	4,050,365
1.125%, 02/28/2022	4,000,000	4,047,500
1.750%, 07/15/2022	2,000,000	2,050,273
1.375%, 02/15/2023	2,000,000	2,053,008
2.000%, 02/15/2023	2,000,000	2,079,375
2.000%, 02/15/2025	2,000,000	2,141,953
2.000%, 08/15/2025	1,000,000	1,077,422
1.625%, 02/15/2026	2,000,000	2,127,656
2.375%, 05/15/2027	2,000,000	2,231,367
3.125%, 11/15/2028	3,000,000	3,552,539
1.500%, 02/15/2030	4,000,000	4,232,344

		30,655,291

TOTAL U.S. GOVERNMENT ISSUES (Cost $33,370,333)		34,848,395

U.S. GOVERNMENT SPONSORED ENTITIES - 6.1%	Principal Amount	Value
Fannie Mae - 0.7%
0.500%, 06/17/2025	$1,852,000	$1,862,644

Federal Home Loan Bank - 3.5%
1.780%, 01/22/2024
Callable 01/22/2021	2,230,000	2,231,237
2.375%, 03/13/2026	3,575,000	3,930,648
2.820%, 06/27/2029
Callable 06/27/2022	4,000,000	4,093,150

		10,255,035

Freddie Mac - 1.9%
2.375%, 01/13/2022	2,000,000	2,046,448
0.750%, 05/28/2025
Callable 05/28/2021	3,500,000	3,504,045

		5,550,493

TOTAL U.S. GOVERNMENT SPONSORED ENTITIES (Cost $17,579,546)		17,668,172

SHORT-TERM INVESTMENTS - 2.8%
Corporate Bonds - 1.3%
AbbVie, Inc.
2.300%, 05/14/2021
Callable 04/14/2021	2,500,000	2,513,902
Cisco Systems, Inc.
2.200%, 02/28/2021	1,225,000	1,228,828

		3,742,730

	Shares
Money Market Fund - 1.5%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.03% (a)	4,312,464	4,312,464

TOTAL SHORT-TERM INVESTMENTS (Cost $8,050,467)		8,055,194

Total Investments - 99.2% (Cost $272,993,377)		287,552,225
Other Assets in Excess of Liabilities - 0.8%		2,304,362

TOTAL NET ASSETS - 100.0%		$289,856,587

(a)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

LKCM INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2020

COMMON STOCKS - 92.8%	Shares	Value
AUSTRALIA - 2.4%
Pharmaceuticals - 2.4%
CSL Ltd.	3,575	$781,111

Total Australia		781,111

FINLAND - 1.8%
Banks - 1.8%
Nordea Bank Abp (a)	71,250	583,922

Total Finland		583,922

FRANCE - 12.2%
Chemicals - 2.5%
Air Liquide SA	4,900	803,335

Electrical Equipment & Instruments - 3.0%
Schneider Electric SA	6,585	951,706

IT Consulting & Services - 2.5%
Cap Gemini	5,165	803,423

Oil & Gas & Consumable Fuels - 1.4%
TOTAL SA	10,715	462,481

Specialty Retail - 2.8%
LVMH Moet Hennessy Louis Vuitton SE	1,470	920,217

Total France		3,941,162

GERMANY - 10.9%
Insurance - 2.0%
Allianz SE	2,585	635,061

Machinery - 2.2%
KION Group AG	8,215	712,418

Semiconductor Equipment & Products - 2.4%
Infineon Technologies AG	20,800	794,318

Software - 2.2%
SAP SE	5,500	712,349

Textiles, Apparel & Luxury Goods - 2.1%
Adidas AG (a)	1,825	663,940

Total Germany		3,518,086

IRELAND - 2.5%
Construction Materials - 2.5%
CRH PLC	18,875	802,684

Total Ireland		802,684

ITALY - 2.7%
Banks - 1.0%
UniCredit SpA (a)	36,000	337,296

Textiles, Apparel & Luxury Goods - 1.7%
Moncler SpA (a)	8,590	528,116

Total Italy		865,412

JAPAN - 9.3%
Computers & Peripherals - 2.7%
Nidec Corp.	6,840	865,314

COMMON STOCKS	Shares	Value
Food & Drug Retailing - 1.9%
Tsuruha Holdings, Inc.	4,315	$613,609

Media & Entertainment - 3.3%
Nintendo Co., Ltd.	1,660	1,065,624

Personal Products - 1.4%
Shiseido Co., Ltd.	6,600	456,880

Total Japan		3,001,427

JERSEY - 3.1%
Trading Companies & Distributors - 3.1%
Ferguson PLC	8,350	1,014,530

Total Jersey		1,014,530

NETHERLANDS - 6.4%
Banks - 1.2%
ING Groep NV (a)	41,000	381,209

Professional Services - 1.9%
Wolters Kluwer NV	7,225	608,887

Semiconductor Equipment & Products - 3.3%
ASML Holding NV	2,200	1,065,184

Total Netherlands		2,055,280

SPAIN - 4.5%
Banks - 1.4%
CaixaBank SA	168,000	431,804

Machinery - 3.1%
Fluidra SA	39,000	1,001,184

Total Spain		1,432,988

SWEDEN - 1.3%
Oil & Gas & Consumable Fuels - 1.3%
Lundin Petroleum AB	15,800	428,222

Total Sweden		428,222

SWITZERLAND - 14.3%
Banks - 2.3%
Julius Baer Group Ltd.	12,615	726,769

Electrical Equipment & Instruments - 2.4%
ABB Ltd.	27,233	763,864

Health Care Equipment & Supplies - 2.1%
Alcon, Inc. (a)	10,080	669,273

Pharmaceuticals - 5.4%
Lonza Group AG	1,400	901,834
Roche Holding AG	2,550	888,161

		1,789,995

Software - 2.1%
Temenos AG	4,765	663,906

Total Switzerland		4,613,807

UNITED KINGDOM - 21.4%
Banks - 3.3%
Barclays PLC (a)	282,715	567,153
Lloyds Banking Group PLC (a)	997,100	497,113

		1,064,266

The accompanying notes are an integral part of these financial statements.

LKCM INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2020

COMMON STOCKS	Shares	Value
Beverages - 1.9%
Diageo PLC	15,850	$627,166

Commercial Services & Supplies - 2.5%
Rentokil Initial Plc (a)	114,125	795,701

Hotels, Restaurants & Leisure - 3.2%
Compass Group PLC	21,785	406,321
InterContinental Hotels Group PLC (a)	9,460	613,151

		1,019,472

Household Products - 1.2%
Reckitt Benckiser Group PLC	4,265	380,670

Insurance - 1.9%
Prudential PLC	34,000	625,192

Oil & Gas & Consumable Fuels - 1.3%
Royal Dutch Shell PLC - A Shares	23,500	412,106

Personal Products - 2.0%
Unilever PLC	11,000	659,712

Specialty Retail - 1.2%
Burberry Group PLC (a)	16,340	399,025

Trading Companies & Distributors - 2.9%
Ashtead Group PLC	19,734	929,493

Total United Kingdom		6,912,803

TOTAL COMMON STOCKS (Cost $25,283,705)		29,951,434

PREFERRED STOCK - 2.6%
GERMANY - 2.6%
Health Care Equipment & Supplies - 2.6%
Sartorius AG	2,025	852,884

TOTAL PREFERRED STOCK (Cost $502,666)		852,884

SHORT-TERM INVESTMENTS - 5.8%
Money Market Funds - 5.8%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.03% (b)	975,000	975,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Shares, 0.03% (b)	887,156	887,156

		1,862,156

TOTAL SHORT-TERM INVESTMENTS (Cost $1,862,156)		1,862,156

Total Investments - 101.2% (Cost $27,648,527)		32,666,474
Liabilities in Excess of Other Assets - (1.2)%		(371,793)

TOTAL NET ASSETS - 100.0%		$32,294,681

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund

Assets
Investments, at value*	$202,839,432	$15,124,153	$449,647,761	$125,569,667	$287,552,225	$32,666,474
Foreign currency, at value**	—	517	—	—	—	—
Dividends and interest receivable	45,395	6,141	441,367	284,159	2,073,612	25,597
Receivable for investment advisory fees (Note B)	—	4,326	—	—	—	—
Receivable for Fund shares sold	165,583	—	300,105	162	484,985	49,985
Prepaid expenses and other assets	18,937	6,151	32,523	12,804	25,131	6,314

Total assets	203,069,347	15,141,288	450,421,756	125,866,792	290,135,953	32,748,370

Liabilities
Foreign currency due to custodian, at value**	—	—	—	—	—	390,141
Payable for investment advisory fees (Note B)	297,829	—	547,620	136,790	126,233	15,201
Payable for administrative fees	35,105	10,783	90,105	26,540	65,107	10,688
Payable for accounting and transfer agent fees and expenses	25,872	14,641	46,777	23,117	39,122	15,410
Payable for professional fees	23,094	6,056	46,317	16,493	35,065	15,179
Payable for custody fees and expenses	3,563	937	6,983	2,167	4,780	6,061
Payable for reports to shareholders	2,733	287	4,537	1,823	3,228	350
Payable for trustees’ fees and officer compensation (Note B)	2,737	229	7,483	2,190	5,831	659
Payable for Fund shares redeemed	—	—	19,000	150,674	—	—

Total liabilities	390,933	32,933	768,822	359,794	279,366	453,689

Net assets	$202,678,414	$15,108,355	$449,652,934	$125,506,998	$289,856,587	$32,294,681

Net assets consist of:
Paid-in capital	$108,724,313	$8,743,800	$208,100,994	$87,566,413	$276,638,698	$27,857,106
Total distributable earnings	93,954,101	6,364,555	241,551,940	37,940,585	13,217,889	4,437,575

Net assets	$202,678,414	$15,108,355	$449,652,934	$125,506,998	$289,856,587	$32,294,681

Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	9,311,600	1,355,106	13,326,626	4,689,886	25,905,356	2,595,050
Net asset value per share (offering and redemption price)	$21.77	$11.15	$33.74	$26.76	$11.19	$12.44

* Cost of Investments	$112,493,730	$9,153,360	$208,096,697	$87,629,082	$272,993,377	$27,648,527

** Cost of Foreign Currency	$—	$515	$—	$—	$—	$(388,916)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund

Investment Income:
Dividends*	$1,332,403	$88,872	$5,103,964	$1,196,828	$—	$229,681
Interest	10,509	894	99,980	751,363	6,455,531	4,507

Total income	1,342,912	89,766	5,203,944	1,948,191	6,455,531	234,188

Expenses:
Investment advisory fees (Note B)	1,153,365	91,438	2,703,007	714,724	1,434,849	158,810
Administrative fees	134,192	42,374	335,876	99,434	259,423	42,786
Accounting and transfer agent fees and expenses	125,727	61,525	248,165	112,099	190,477	63,530
Professional fees	66,432	9,233	158,026	47,514	119,430	2,661
Trustees’ fees and officer compensation (Note B)	92,640	6,928	214,128	60,709	166,539	7,966
Federal and state registration	32,488	23,050	52,147	25,712	34,176	16,584
Custody fees and expenses	21,460	6,012	39,011	11,852	29,279	36,078
Reports to shareholders	12,986	945	26,169	9,032	20,484	931
Offering costs	—	—	—	—	—	1,936
Other	5,934	441	13,920	4,074	11,741	412

Total expenses	1,645,224	241,946	3,790,449	1,085,150	2,266,398	331,694
Less, expense waiver and/or reimbursement (Note B)	(113,433)	(120,028)	(701,299)	(205,490)	(831,549)	(155,239)

Net expenses	1,531,791	121,918	3,089,150	879,660	1,434,849	176,455

Net investment income (loss)	(188,879)	(32,152)	2,114,794	1,068,531	5,020,682	57,733

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,511,516	1,174,753	22,432,961	4,042,398	(872,810)	(578,145)
Foreign currency translation	—	—	—	—	—	(1,654)
Net change in unrealized appreciation on:
Investments	37,360,816	2,453,930	58,658,948	11,490,886	7,939,510	4,041,463
Foreign currency translation	—	2	—	—	—	180

Net Realized and Unrealized Gain	48,872,332	3,628,685	81,091,909	15,533,284	7,066,700	3,461,844

Net Increase in Net Assets Resulting from Operations	$48,683,453	$3,596,533	$83,206,703	$16,601,815	$12,087,382	$3,519,577

* Net of foreign taxes withheld and/or issuance fees	$1,242	$271	$11,115	$819	$—	$26,394

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment loss	$(188,879)	$(230,410)	$(32,152)	$(31,999)
Net realized gain	11,511,516	11,529,290	1,174,753	1,956,095
Net change in unrealized appreciation	37,360,816	24,618,234	2,453,932	1,606,994

Net increase in net assets resulting from operations	48,683,453	35,917,114	3,596,533	3,531,090

Net Dividends and Distributions to Shareholders	(7,270,969)	(9,039,350)	(936,700)	(1,611,139)

Net decrease in net assets from Fund share transactions (Note C)	(19,416,505)	(6,517,452)	(141,824)	(1,491,820)

Total increase in net assets	21,995,979	20,360,312	2,518,009	428,131

Net Assets:
Beginning of period	180,682,435	160,322,123	12,590,346	12,162,215

End of period	$202,678,414	$180,682,435	$15,108,355	$12,590,346

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Equity Fund		LKCM Balanced Fund

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income	$2,114,794	$2,838,578	$1,068,531	$1,118,625
Net realized gain	22,432,961	14,638,054	4,042,398	4,822,626
Net change in unrealized appreciation	58,658,948	73,450,559	11,490,886	12,832,158

Net increase in net assets resulting from operations	83,206,703	90,927,191	16,601,815	18,773,409

Net Dividends and Distributions to Shareholders	(23,899,115)	(16,259,802)	(5,072,763)	(5,861,135)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	9,038,373	(2,026,981)	10,153,339	5,005,673

Total increase in net assets	68,345,961	72,640,408	21,682,391	17,917,947

Net Assets:
Beginning of period	381,306,973	308,666,565	103,824,607	85,906,660

End of period	$449,652,934	$381,306,973	$125,506,998	$103,824,607

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Fixed Income Fund		LKCM International Equity Fund

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	May 1, 2019(1) through December 31, 2019
Operations:
Net investment income	$5,020,682	$6,144,233	$57,733	$16,910
Net realized loss	(872,810)	(133,875)	(579,799)	(13,531)
Net change in unrealized appreciation	7,939,510	10,887,483	4,041,643	976,583

Net increase in net assets resulting from operations	12,087,382	16,897,841	3,519,577	979,962

Net Dividends and Distributions to Shareholders:
Net investment income	(5,026,453)	(6,149,434)	(55,491)	(6,697)
Return of capital	—	—	(6,140)	—

Total Net Dividends and Distributions to Shareholders	(5,026,453)	(6,149,434)	(61,631)	(6,697)

Net increase in net assets from Fund share transactions (Note C)	6,878,886	15,882,035	18,191,405	9,672,065

Total increase in net assets	13,939,815	26,630,442	21,649,351	10,645,330

Net Assets:
Beginning of period	275,916,772	249,286,330	10,645,330	—

End of period	$289,856,587	$275,916,772	$32,294,681	$10,645,330

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund

	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net Asset Value – Beginning of Period	$16.78		$14.39		$18.44		$18.82		$19.86

Net investment loss	(0.02	)(1)	(0.02	)(1)	(0.03	)(2)	(0.04	)(1)	(0.03	)(1)
Net realized and unrealized gain (loss) on investments	5.85		3.29		(1.05)		3.27		1.88

Total from investment operations	5.83		3.27		(1.08)		3.23		1.85

Distributions from net realized gains	(0.84)		(0.88)		(2.97)		(3.61)		(2.89)

Total dividends and distributions	(0.84)		(0.88)		(2.97)		(3.61)		(2.89)

Net Asset Value – End of Period	$21.77		$16.78		$14.39		$18.44		$18.82

Total Return	34.79%		22.70%		-5.70%		17.04%		9.27%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$202,678		$180,682		$160,322		$201,139		$281,790
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.07%		1.07%		1.08%		1.10%		1.05%
After expense waiver and/or reimbursement	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.20)%		(0.20)%		(0.25)%		(0.28)%		(0.18)%
After expense waiver and/or reimbursement	(0.13)%		(0.13)%		(0.17)%		(0.18)%		(0.13)%
Portfolio turnover rate	60%		63%		45%		42%		50%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

	LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net Asset Value – Beginning of Period	$9.09		$7.92		$10.60		$9.56		$11.15

Net investment loss	(0.02	)(1)	(0.02	)(1)	(0.03	)(2)	(0.01	)(1)	(0.05	)(1)
Net realized and unrealized gain (loss) on investments	2.80		2.48		(0.93)		2.32		0.19

Total from investment operations	2.78		2.46		(0.96)		2.31		0.14

Distributions from net realized gains	(0.72)		(1.29)		(1.72)		(1.27)		(1.73)

Net Asset Value – End of Period	$11.15		$9.09		$7.92		$10.60		$9.56

Total Return	30.66%		31.05%		-8.89%		24.13%		1.17%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$15,108		$12,590		$12,162		$19,378		$20,419
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.98%		1.95%		1.75%		1.76%		1.23%
After expense waiver and/or reimbursement	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.25)%		(1.20)%		(1.05)%		(0.94)%		(0.68)%
After expense waiver and/or reimbursement	(0.27)%		(0.25)%		(0.30)%		(0.18)%		(0.45)%
Portfolio turnover rate	76%		68%		56%		63%		80%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Equity Fund

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Asset Value – Beginning of Period	$29.02	$23.34	$26.02	$22.42	$21.40

Net investment income	0.17 (1)	0.22 (1)	0.21	0.17	0.19 (1)
Net realized and unrealized gain (loss) on investments	6.44	6.75	(1.08)	4.69	2.32

Total from investment operations	6.61	6.97	(0.87)	4.86	2.51

Dividends from net investment income	(0.17)	(0.23)	(0.21)	(0.17)	(0.20)
Distributions from net realized gains	(1.72)	(1.06)	(1.60)	(1.09)	(1.29)

Total dividends and distributions	(1.89)	(1.29)	(1.81)	(1.26)	(1.49)

Net Asset Value – End of Period	$33.74	$29.02	$23.34	$26.02	$22.42

Total Return	22.83%	29.85%	-3.28%	21.69%	11.66%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$449,653	$381,307	$308,667	$340,601	$286,508
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.98%	0.99%	0.98%	0.99%	0.98%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.37%	0.61%	0.56%	0.50%	0.69%
After expense waiver and/or reimbursement	0.55%	0.80%	0.74%	0.69%	0.87%
Portfolio turnover rate	10%	9%	16%	11%	16%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

	LKCM Balanced Fund

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Asset Value – Beginning of Period	$24.22	$21.07	$22.18	$20.46	$19.60

Net investment income	0.24 (1)	0.27 (1)	0.23	0.20	0.20 (1)
Net realized and unrealized gain (loss) on investments	3.42	4.32	(0.70)	2.43	1.69

Total from investment operations	3.66	4.59	(0.47)	2.63	1.89

Dividends from net investment income	(0.24)	(0.27)	(0.23)	(0.20)	(0.18)
Distributions from net realized gains	(0.88)	(1.17)	(0.41)	(0.71)	(0.85)

Total dividends and distributions	(1.12)	(1.44)	(0.64)	(0.91)	(1.03)

Net Asset Value – End of Period	$26.76	$24.22	$21.07	$22.18	$20.46

Total Return	15.28%	21.85%	-2.15%	12.88%	9.70%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$125,507	$103,825	$85,907	$83,430	$63,192
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.99%	1.00%	1.00%	1.02%	1.03%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.78%	0.95%	0.83%	0.73%	0.73%
After expense waiver and/or reimbursement	0.97%	1.15%	1.03%	0.95%	0.96%
Portfolio turnover rate	18%	17%	17%	15%	16%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Fixed Income Fund

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Asset Value – Beginning of Period	$10.92	$10.47	$10.68	$10.67	$10.50

Net investment income	0.19 (1)	0.25 (1)	0.24	0.21	0.23
Net realized and unrealized gain (loss) on investments	0.27	0.45	(0.21)	0.02	0.17

Total from investment operations	0.46	0.70	0.03	0.23	0.40

Dividends from net investment income	(0.19)	(0.25)	(0.24)	(0.21)	(0.23)
Distributions from net realized gains	—	—	—	(0.01)	(0.00	)(2)

Total dividends and distributions	(0.19)	(0.25)	(0.24)	(0.22)	(0.23)

Net Asset Value – End of Period	$11.19	$10.92	$10.47	$10.68	$10.67

Total Return	4.29%	6.70%	0.26%	2.15%	3.83%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$289,857	$275,917	$249,286	$248,976	$226,862
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.79%	0.79%	0.78%	0.80%	0.78%
After expense waiver and/or reimbursement	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.46%	2.02%	1.96%	1.66%	1.86%
After expense waiver and/or reimbursement	1.75%	2.31%	2.24%	1.96%	2.14%
Portfolio turnover rate	46%	37%	23%	28%	59%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(2)	Less than $(0.005).

	LKCM International Equity Fund

	Year Ended December 31, 2020		May 1, 2019(1) through December 31, 2019
Net Asset Value – Beginning of Period	$10.89		$10.00

Net investment income	0.03	(2)	0.02	(2)
Net realized and unrealized gain on investments	1.54		0.88

Total from investment operations	1.57		0.90

Dividends from net investment income	(0.02)		(0.01)
Distributions from return of capital	(0.00	)(3)	—
Distributions from net realized gains	—		(0.00	)(3)

Total dividends and distributions	(0.02)		(0.01)

Net Asset Value – End of Period	$12.44		$10.89

Total Return	14.45%		8.97%	(4)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$32,295		$10,645
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.88%		4.09%	(5)
After expense waiver and/or reimbursement	1.00%		1.00%	(5)
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.55)%		(2.76)%	(5)
After expense waiver and/or reimbursement	0.33%		0.33%	(5)
Portfolio turnover rate	6%		2%	(4)

(1)	Commencement of operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(3)	Less than $(0.005).
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of seven diversified series as of December 31, 2020, six of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Equity Fund (collectively, the “Funds”). The assets of the Funds are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), May 2, 2011 (LKCM Small-Mid Cap Equity Fund) and May 1, 2019 (LKCM International Equity Fund). The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund and LKCM Equity Fund previously had two share classes—Institutional Class shares and Adviser Class shares. The Board of Trustees of the Trust approved the (i) liquidation and termination of Adviser Class shares of the LKCM Small Cap Equity Fund, which took place on October 31, 2018, and (ii) termination of Adviser Class shares of the LKCM Equity Fund and LKCM Small-Mid Cap Equity Fund, which had not commenced operations and had no assets or shareholders, on September 24, 2018. Each Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by a Fund in its discretion.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1.25 billion and $12 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation and/or companies that the Adviser believes have attractive relative valuations. The LKCM Balanced Fund seeks current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities with at least 25% of the Fund’s total assets invested in fixed income securities under normal circumstances. The LKCM Fixed Income Fund seeks current income by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and U.S. Government fixed income securities. The LKCM International Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of non-U.S. companies and invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. equity securities and listed U.S. equity securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Futures and options on futures are valued at the settlement prices established each day on the principal exchange on which they are traded. Forward contracts are valued based on the forward rate using information provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board of Trustees has established policies and procedures that authorize the Adviser to fair value a security in good faith under certain circumstances. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities. For foreign securities held by the LKCM International Equity Fund, such fair value prices generally will be based on such independent pricing services’ proprietary multi-factor models that measure movements in relevant indices, market indicators or other factors between the time the relevant foreign markets have closed and the time the Fund calculates its net asset value, and therefore may differ from quoted or official closing prices for such foreign securities in such foreign markets.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2020, the Funds’ assets carried at fair value were classified as follows:

LKCM Small Cap Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$194,340,287	$—	$0 (1)	$194,340,287
Short-Term Investments	8,499,145	—	—	8,499,145

Total Investments*	$202,839,432	$—	$0	$202,839,432

LKCM Small-Mid Cap Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$15,077,431	$—	$—	$15,077,431
Short-Term Investment	46,722	—	—	46,722

Total Investments*	$15,124,153	$—	$—	$15,124,153

LKCM Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$426,278,744	$—	$—	$426,278,744
U.S. Government Issue	—	4,335,113	—	4,335,113
Short-Term Investments	19,033,904	—	—	19,033,904

Total Investments*	$445,312,648	$4,335,113	$—	$449,647,761

LKCM Balanced Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$87,130,669	$—	$—	$87,130,669
Corporate Bonds	—	36,240,589	—	36,240,589
Short-Term Investment	2,198,409	—	—	2,198,409

Total Investments*	$89,329,078	$36,240,589	$—	$125,569,667

LKCM Fixed Income Fund

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$226,980,464	$—	$226,980,464
U.S. Government Issues	—	34,848,395	—	34,848,395
U.S. Government Sponsored Entities	—	17,668,172	—	17,668,172
Short-Term Investments	4,312,464	3,742,730	—	8,055,194

Total Investments*	$4,312,464	$283,239,761	$—	$287,552,225

LKCM International Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$29,951,434	$—	$29,951,434
Preferred Stock	—	852,884	—	852,884
Short-Term Investments	1,862,156	—	—	1,862,156

Total Investments*	$1,862,156	$30,804,318	$—	$32,666,474

(1)	Level 3 security valued at $0.
*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Below is a reconciliation of Level 3 assets held by the LKCM Small Cap Equity Fund for which significant observable inputs were used to determine fair value.

Level 3
Description	Common Stocks
Balance as of December 31, 2019	$0
Purchases	—
Sales proceeds	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Transfers into/(out of) Level 3	—

Balance as of December 31, 2020	$0

Change in unrealized appreciation/depreciation during the period for Level 3 investments held at December 31, 2020	$—

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund and LKCM International Equity Fund generally intend to declare and pay income dividends and distribute net capital gains, if any, at least on an annual basis. The LKCM Balanced Fund and LKCM Fixed Income Fund generally intend to declare and pay income dividends on a quarterly basis and distribute net capital, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Funds may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share.

Accordingly, at December 31, 2020, reclassifications were recorded as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund
Paid-in capital	$958,735	$1,510	$577,465	$64,196	$(5,771)	$(5,536)
Total distributable earnings	(958,735)	(1,510)	(577,465)	(64,196)	5,771	5,536

10.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Funds to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that the Funds reasonably expect cannot be sold or disposed of in current market conditions within seven calendar days or less in the ordinary course of business without the sale or disposition significantly changing the market value of the investment. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Funds through May 1, 2021 in order to limit each Fund’s operating expenses to the annual cap rates presented below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses.

For the fiscal year ended December 31, 2020, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund
Annual Management Fee Rate	0.75%	0.75%	0.70%	0.65%	0.50%	0.90%
Annual Cap on Expenses	1.00%	1.00%	0.80%	0.80%	0.50%	1.00%
Fees Waived and/or Expenses Reimbursed in 2020	$113,433	$120,028	$701,299	$205,490	$831,549	$155,239

The Trust reimburses the Adviser for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), doing business as U.S. Bank Global Fund Services, serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC (“Quasar”), the Trust’s principal underwriter.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar, the Funds’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Funds has approved a new Distribution Agreement to enable Quasar to continue serving as the Funds’ distributor.

The Funds have adopted a Distribution Plan, under which each Fund may pay an annualized fee of up to 0.75% of its average daily net assets for distribution and other services. Currently, the Board of Trustees has not authorized payments under this plan and, as a result, the Funds currently neither accrue nor pay any fees under the plan.

C.    Fund Shares:    At December 31, 2020, there was an unlimited number of shares of beneficial interest, no par value, authorized, for each Fund. The following table summarizes the activity in shares of each Fund:

LKCM Small Cap Equity Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	762,251	$14,229,157	553,209	$9,022,479
Shares issued to shareholders in reinvestment of distributions	318,189	6,876,068	473,251	7,960,077
Shares redeemed	(2,536,430)	(40,521,730)	(1,397,843)	(23,500,008)
Redemption fee		—		—

Net decrease	(1,455,990)	$(19,416,505)	(371,383)	$(6,517,452)

Shares Outstanding:
Beginning of period	10,767,590		11,138,973

End of period	9,311,600		10,767,590

LKCM Small-Mid Cap Equity Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	3,152	$29,921	8,594	$79,975
Shares issued to shareholders in reinvestment of distributions	71,406	791,182	145,840	1,330,062
Shares redeemed	(104,924)	(965,072)	(304,984)	(2,901,857)
Redemption fee		—		—
Other		2,145 (1)		—

Net decrease	(30,366)	$(141,824)	(150,550)	$(1,491,820)

Shares Outstanding:
Beginning of period	1,385,472		1,536,022

End of period	1,355,106		1,385,472

(1)	Reimbursement from U.S. Bancorp Fund Services, LLC to correct shareholder transaction.

LKCM Equity Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	842,802	$24,542,333	751,273	$20,128,808
Shares issued to shareholders in reinvestment of distributions	681,511	22,830,617	531,455	15,454,725
Shares redeemed	(1,336,997)	(38,335,179)	(1,367,658)	(37,611,783)
Redemption fee		602		1,269

Net increase (decrease)	187,316	$9,038,373	(84,930)	$(2,026,981)

Shares Outstanding:
Beginning of period	13,139,310		13,224,240

End of period	13,326,626		13,139,310

LKCM Balanced Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	940,460	$22,052,533	472,852	$11,074,342
Shares issued to shareholders in reinvestment of distributions	190,194	4,942,296	235,149	5,686,783
Shares redeemed	(727,140)	(16,842,672)	(499,010)	(11,756,977)
Redemption fee		1,182		1,525

Net increase	403,514	$10,153,339	208,991	$5,005,673

Shares Outstanding:
Beginning of period	4,286,372		4,077,381

End of period	4,689,886		4,286,372

LKCM Fixed Income Fund
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	3,423,810	$38,000,779	2,945,477	$31,817,012
Shares issued to shareholders in reinvestment of distributions	402,793	4,445,623	498,493	5,410,572
Shares redeemed	(3,198,954)	(35,567,807)	(1,969,721)	(21,345,747)
Redemption fee		291		198

Net increase	627,649	$6,878,886	1,474,249	$15,882,035

Shares Outstanding:
Beginning of period	25,277,707		23,803,458

End of period	25,905,356		25,277,707

LKCM International Equity Fund
	Year Ended December 31, 2020		May 1, 2019(1) through December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	1,640,644	$18,432,932	977,320	$9,668,170
Shares issued to shareholders in reinvestment of distributions	3,036	37,889	360	3,927
Shares redeemed	(26,307)	(279,416)	(3)	(32)
Redemption fee		—		—

Net increase	1,617,373	$18,191,405	977,677	$9,672,065

Shares Outstanding:
Beginning of period	977,677		—

End of period	2,595,050		977,677

(1)	Commencement of operations.

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2020 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Small Cap Equity Fund	$—	$92,313,371	$—	$125,240,089
LKCM Small-Mid Cap Equity Fund	—	9,070,369	—	10,207,695
LKCM Equity Fund	4,392,887	34,400,502	—	50,686,238
LKCM Balanced Fund	—	25,265,940	—	19,623,891
LKCM Fixed Income Fund	18,347,344	113,125,196	12,894,658	115,656,149
LKCM International Equity Fund	—	18,367,488	—	956,000

E.    Tax Information:    At December 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund
Tax cost	$112,583,596	$9,153,360	$208,096,697	$87,629,082	$272,993,377	$27,648,527

Gross unrealized appreciation	$90,597,375	$5,989,952	$244,361,423	$38,857,872	$14,678,119	$5,749,783
Gross unrealized depreciation	(341,539)	(19,157)	(2,810,359)	(917,287)	(119,271)	(731,557)

Net unrealized appreciation	$90,255,836	$5,970,795	$241,551,064	$37,940,585	$14,558,848	$5,018,226

Undistributed ordinary income	—	—	876	—	—	—
Undistributed long-term capital gain	3,698,265	393,760	—	—	—	—

Distributable earnings	$3,698,265	$393,760	$876	$—	$—	$—

Other accumulated losses	—	—	—	—	(1,340,959)	(580,651)

Total distributable earnings	$93,954,101	$6,364,555	$241,551,940	$37,940,585	$13,217,889	$4,437,575

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to net operating losses, swap contract adjustments, dividend reclasses, and dividends on redemption adjustments with differing book and tax methods.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. At December 31, 2020, the capital loss carryforwards were as follows:

	Short-Term	Long-Term
LKCM Fixed Income Fund	$—	$1,340,959
LKCM International Equity Fund	543,515	16,437

At December 31, 2020, the following Fund deferred, on a tax basis, late-year ordinary losses of:

LKCM International Equity Fund	$20,699

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2020			Year Ended December 31, 2019
	Ordinary Income	Return of Capital	Long-Term Capital Gains	Ordinary Income		Long-Term Capital Gains
LKCM Small Cap Equity Fund	$—	$—	$7,270,969	$—		$9,039,350
LKCM Small-Mid Cap Equity Fund	—	—	936,700	—		1,611,139
LKCM Equity Fund	2,114,875	—	21,784,240	2,849,089		13,410,713
LKCM Balanced Fund	1,068,531	—	4,004,232	1,122,363		4,738,772
LKCM Fixed Income Fund	5,026,453	—	—	6,149,434		—
LKCM International Equity Fund	55,491	6,140	—	6,697	(1)	—	(1)

(1)	Period from May 1, 2019 (commencement of operations) through December 31, 2019.

The Funds designated earnings and profits distributed to shareholders upon the redemption of shares during 2020 and 2019 in determining undistributed net capital gains as of December 31, 2020 and 2019.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2017 through December 31, 2020 (LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund) and December 31, 2019 through December 31, 2020 (LKCM International Equity Fund). There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2020. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Other Matters:    The global outbreak of COVID-19 and the ensuing pandemic has adversely impacted global economic and commercial activity and has contributed to significant volatility and uncertainty in global financial markets. The global impact of the COVID-19 pandemic continues to rapidly evolve and its long-term implications for economies, markets, sectors, industries and issuers remains uncertain. The financial and operational performance of the issuers of securities in which the Funds invest depends upon future developments with respect to the COVID-19 pandemic, including, without limitation, the scope, duration and spread of COVID-19 as well as the development, efficacy and administration of COVID-19 vaccines, and such future developments and uncertainties with respect thereto may adversely affect, among other things, the value and liquidity of the Funds’ investment, the Funds’ ability to satisfy redemption requests, and Funds’ financial and operational performance.

G.    Subsequent Events:    In preparing these financial statements, management has evaluated the Funds’ related events and transactions that occurred subsequent to December 31, 2020 through the date the financial statements were issued and has determined that there were no significant subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of LKCM Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of LKCM Funds (the “Funds”) comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, LKCM Small-Mid Cap Equity Fund, and LKCM International Equity Fund including the schedules of investments, as of December 31, 2020; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Funds as of December 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the LKCM Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM Small-Mid Cap Equity Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020, 2019, 2018, 2017 and 2016
LKCM International Equity Fund	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from May 1, 2019 (commencement of operations) through December 31, 2019	For the year ended December 31, 2020 and the period from May 1, 2019 (commencement of operations) through December 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

February 24, 2021

We have served as the auditor of one or more LKCM Funds since 2007.

LKCM FUNDS
ADDITIONAL INFORMATION
December 31, 2020 (Unaudited)

Tax Information:    For the fiscal year ended December 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs & Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

LKCM Equity Fund	100.00%
LKCM Balanced Fund	100.00%
LKCM International Equity Fund	100.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2020 was as follows:

LKCM Equity Fund	100.00%
LKCM Balanced Fund	100.00%

The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year ended December 31, 2020 as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).

LKCM Balanced Fund	38.38%
LKCM Fixed Income Fund	98.93%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the fiscal year ended December 31, 2020 was as follows:

LKCM Equity Fund	0.04%

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Form Part F of Form N-PORT may also be obtained by calling toll-free 1-800-688-LKCM.

Information about the Fund’s Trustees and Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	7	None
Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1953	Chairman of the Board of Trustees Trustee	Since 2021 Since 2013	C.R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	7	None
Mauricio Rodriguez 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Trustee	Since 2021	Chair, Department of Finance, Neeley School of Business; Texas Christian University since 2002.	7	None

Interested Trustees
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	7	Tyler Technologies, Inc.
Steven R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.	7	AZZ Incorporated

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

Information about the Fund’s Trustees and Officers, Continued

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years
Principal Officers of the Trust
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.
Steven R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management Corporation since 1986, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1983.
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management Corporation since 2005.
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1974	Chief Financial Officer	Since 2010	General Counsel and Chief Compliance Officer, Luther King Capital Management Corporation since 2006; Principal, Luther King Capital Management Corporation since 2013.
	Chief Compliance Officer	Since 2006

(1)	Each officer holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access or use. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to non-affiliated firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC Trustee, President and Chief Executive Officer	Richard J. Howell Trustee	Richard Lenart Secretary & Treasurer

Paul W. Greenwell Vice President	Larry J. Lockwood Chairman of the Board of Trustees	Jacob D. Smith Chief Financial Officer Chief Compliance Officer

Steven R. Purvis, CFA Trustee, Vice President	Mauricio Rodriguez Trustee

Investment Adviser
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP 555 E. Wells St., Suite 1400 Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202

LKCM Aquinas Catholic Equity Fund

Annual Report

December 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the LKCM Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the LKCM Funds (if you hold your Fund shares directly with the LKCM Funds) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the LKCM Funds, you may elect to receive shareholder reports and other communications electronically from the LKCM Funds by calling 1-800-423-6369 or, if you hold your Fund shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports on paper free of charge. If you hold your Fund shares directly with the LKCM Funds, you can inform the LKCM Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-423-6369 or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the LKCM Funds you hold directly with LKCM Funds or all of the funds you hold through your financial intermediary, as applicable.

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Catholic Equity Fund for indicated periods ended December 31, 2020:

Fund	Inception Date	NAV @ 12/31/2020	Net Expense Ratio*, **	Gross Expense Ratio**	One Year Total Return Ended 12/31/2020	Five Year Average Annualized Return Ended 12/31/2020	Ten Year Average Annualized Return Ended 12/31/2020	Avg. Annual Total Return Since Incept.***
LKCM Aquinas Catholic Equity Fund(1)	07/11/2005	$17.53	1.00%	1.51%	24.28%	14.69%	11.48%	8.89%
S&P 500® Index(2)					18.40%	15.22%	13.88%	9.83%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Fund imposes a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund to maintain an expense ratio of 1.00% per annum through May 1, 2021. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance, which is based on the net expense ratio, reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for the Fund during the fiscal year ended December 31, 2020.

**	Expense ratios above are as reported in the Fund’s current prospectus dated May 1, 2020. Expense ratios reported for other periods in the financial highlights of this report may differ.
***

The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. The LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the LKCM Aquinas Catholic Equity Fund. The performance shown prior to August 1, 2016 is that of the LKCM Aquinas Value Fund.

(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). Immediately after the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.

(2)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

2020 Review

Twelve months ago, we were still in the longest economic expansion in U.S. history, with unemployment sitting near historic lows, wages and income continuing to strengthen, and inflation remaining stable. Then, the novel coronavirus pandemic (“COVID-19” or “COVID”) gained a foothold in the United States. The human impact has been harrowing, with the United States on pace to lose more citizens to the pandemic than the 405,000 American souls lost in World War II. The public health response to the pandemic, imploring social distancing and mandating partial or complete lockdowns, worked initially to drive down infections and “flatten the curve.” However, these steps precipitated a severe economic crisis analogous to a natural disaster, as supply, demand, and financial shocks struck in unison. Individuals have lost livelihoods and businesses, and we believe the burden has fallen most harshly on those least able to bear the losses.

Unlike the beginnings of many recessions when it is initially unclear whether or not the economy has entered a downturn, the emergence of the pandemic and the subsequent response of public health policy made the immediacy of the economic downturn painfully clear. Policymakers rightly heeded this warning and acted swiftly with record amounts of fiscal and monetary stimulus. On the monetary side, the Federal Reserve Board moved in March 2020 to reduce its key policy interest rate by 1.50% to near zero percent. The Federal Reserve also resumed asset purchases and launched a series of emergency lending facilities, both designed to reassure financial markets and support commerce. These actions by the Federal Reserve contributed to lower borrowing costs for households, businesses, and state and local governments. Moreover, these measures boosted interest rate-sensitive sectors of the economy such as housing and autos, which have rebounded sharply over the past six months.

Just as vital, Congress injected fiscal stimulus into the economy by sending over one-half of U.S. taxpayers a significant stimulus check. In addition, unemployment insurance payments were augmented by $600 per week for a defined period. This relief enabled many households to remain current on their debt service, reducing the potential strain on the banking system. Congress also targeted small businesses, which represent the bulk of U.S. payrolls. The Paycheck Protection Program (“PPP”) allowed small businesses to apply for low-interest loans administered by the Small Business Administration, many of which are expected to be eligible for forgiveness. The

2

PPP was designed as an effort to enable small businesses to retain as much of their payroll as possible on the presumption that the economic contraction, while sharp, would be relatively short lived. Thus, the premise underlying these loans was that if employers and employees could weather the pandemic storm in place, the economy would seemingly be easier to reboot thereafter.

The equity market, as measured by the S&P 500® Index, rose 18.4% in 2020, while corporate earnings declined by nearly the same amount under the strain of the economic recession. We believe that historically low interest rates and the prospects of a sharp economic recovery in 2021 underpinned the significant increase in the multiple of earnings investors were willing to pay for equity securities. Despite the headline strength of various market indices in 2020, the market appreciation has been extremely narrow in our view. Three stocks—Apple, Amazon, and Microsoft – accounted for approximately 47.6% return of the S&P 500® Index in 2020 due to the capitalization weighted nature of the index and significant price appreciation of these three companies.

As we turn the calendar, we believe a clear economic recovery has taken hold, analysts have begun to revise corporate earnings estimates higher, and consumer and business confidence levels appear to be increasing. We believe that the massive fiscal and monetary policy stimulus have helped blunt the recessionary damage to the economy. Human ingenuity in terms of behavioral adaption as well as vaccine and therapeutic developments have been remarkable and impressive in our view. We believe the monetary and fiscal policy prescription to combat the 2020 recession has created a backdrop that encourages higher stock and bond valuations, providing support to consumer net worth. Exogenous shocks can still disrupt the nascent economic recovery, but as we look ahead into 2021, we are optimistic.

2021 Outlook

As we enter 2021, the economic backdrop remains constructive for equities in our view. We believe that corporate earnings should rise slightly less than 20%, employment should continue to improve as the economy reopens, and the Federal Reserve is likely to maintain an easy monetary stance. In our view, consumers continue to save a remarkably high portion of their disposable income, which represents considerable pent-up purchasing power. Housing has been very strong, driven by record low mortgage rates and low home inventory and the “Working From Home” adaption, and we believe this strength should continue in 2021.

We expect this positive backdrop for corporate earnings and consumer spending to drive above-trend U.S. Gross Domestic Product (“GDP”) growth in 2021. We believe the equity market should perform well in this environment, although we would not be surprised if equity market returns are lower than the forecasted growth in corporate profits, as the multiple of earnings investors are willing to pay is likely to decline as investors begin to anticipate higher inflation and interest rates in response to robust economic expansion.

We believe four primary tailwinds should support the sharp rebound in corporate earnings in 2021. First, many companies have been able to retain pricing power. Second, housing data remain robust, which has a multiplier effect on demand for consumer durable goods, such as appliances and furniture. Third, the consumer appears well positioned with excess savings, rising real incomes, and higher household net worth. Finally, record low interest rates have prompted companies to raise debt capital to fortify balance sheets and ensure liquidity, which could signal the resumption of broader share repurchases by companies in 2021.

We believe one of the notable and unusual developments of the COVID economic downturn has been an extraordinary rise in the personal savings rate. The CARES Act approved by Congress authorized significant payments to consumers. Between March 2020 and August 2020, at least $712 billion flowed into personal income as a result of COVID-related stimulus measures including direct payments, supplemental unemployment insurance, and PPP loans to small businesses. Historically, consumers draw down their savings in an economic downturn. However, the portion of disposable personal income that consumers saved, known as the savings rate, soared from approximately 8.3% in February of 2020 to approximately 33.6% in April 2020 before settling most recently to approximately 12.9% at of the end of November 2020. We believe restricted spending on services such as dining out, getting a haircut, or having elective surgery supported this savings rate. We believe these savings equate to an incremental $1.2 trillion in people’s pockets at a time when the economic outlook appears to be brightening, and vaccines begin to roll out.

The extraordinary events of 2020 likely position 2021 to be a year of transition in our view, with spending shifting back to services from goods, to private from public, and to in-person from virtual. We believe the impact of COVID cases, the effectiveness of vaccines, and the eventual fading of fiscal stimulus will influence the trajectory of the economic recovery moving forward. In our view, it is important to recognize that the stimulus provided by lower interest rates inevitably wears off and the purpose of reducing interest rates is to pull consumption forward. Consumer purchases of homes, appliances, and autos bring future economic activity into the present. But when the future inevitably arrives, that economic activity is often missing. We believe that the economic bite of the pandemic would have been far worse in the absence of significant monetary and fiscal stimulus. However, we must appreciate the degree to which the current economic uplift is being driven by record stimulus.

Considering the combination of the recently approved $900 billion fiscal stimulus package, the prospect of households unleashing substantial pent-up demand in 2021, and the higher likelihood of even more stimulus due to the change in control of the U.S. Senate, we believe the setup for inflation to increase is more favorable than it has been for many years. Historically, elevated inflation readings have often spurred a tightening of monetary policy. However, the Federal Reserve has stated that it is willing to allow prices to run a little “hotter” than in past cycles. We believe that at some point in 2021 reports will likely indicate the rate of inflation is rising above the Federal Reserve’s 2% target. In a recent press conference Federal Reserve Chairman Jerome Powell took care to communicate that if inflation does rise as the economy reopens, this move will likely prove temporary. However, investors have historically been conditioned

3

to anticipate a tightening of monetary policy in response to rising inflation. We believe that rising bond yields, which we expect to be a feature of 2021, reflect increased expectations for higher inflation.

We do not anticipate an inflationary overheating of the U.S. economy, because the output gap – the difference between where the U.S. economy is and where it should be—was likely around 5% of GDP in the fourth quarter of 2020, likely signaling significant excess capacity in the economy. We believe the most constructive outcome that could emerge is a kind of “Goldilocks scenario” in which prices rise, but not at an alarming pace. One possible risk to this outcome would be that the U.S. economy recovers much faster than policymakers and investors anticipate.

A key risk to our outlook for 2021 is a sharp rise in bond yields, which has the potential to send ripples through the capital markets and economy in at least one of three important ways. First, a dramatic move in this cost of capital tends to reveal weaker portions of the capital market that are reliant on cheap liquidity. Second, higher yields typically pressure interest rate sensitive sectors in the economy such as housing and autos. Finally, higher yields can weigh on the valuation of assets, including equities, particularly if those valuations are elevated. The ability of higher interest rates to exert downward pressure on earnings multiples is particularly of interest today in our view. Following two years in which the equity market rose in excess of corporate earnings growth, we would not be surprised to see a reversal of this trend in 2021, as corporate earnings growth exceeds the returns provided by the equity market.

LKCM Aquinas Catholic Equity Fund

During the year ended December 31, 2020, the LKCM Aquinas Catholic Equity Fund returned 24.28% against the 18.40% return for the Fund’s benchmark, the S&P 500® Index. During the year the Fund’s relative performance benefited from both sector allocation decisions and stock selection decisions. The Fund’s relative performance benefited from being overweight the Information Technology and Materials sectors and being underweight the Financials, Real Estate, Utilities and Healthcare sectors. The Fund also benefited from stock selection in the Communication Services, Industrials, Information Technology and Healthcare sectors relative to the benchmark, which was partially offset by stock selection in the Financials and Consumer Discretionary sectors.

As we enter 2021, we anticipate that the Fund’s holdings of more cyclical or valued-oriented companies will broaden given our belief that the U.S. economic recovery will continue as the year progresses due to broader vaccine availability and corresponding reductions in social distancing. We believe the companies held by the Fund are well-positioned financially. While many of the Fund’s companies lowered or suspended dividend payouts and repurchase programs with the onset of the pandemic, by the end of 2020 most of those companies had restored previous dividend payout levels and their management teams had indicated intentions to reinstate repurchase programs during 2021. Our investment strategy for the Fund focuses on companies with the potential for significant free cash generation, which we believe allows those companies to reinvest those cash flows back into their businesses as well as potentially increase returns for their shareholders in the form of dividend payout increases and share repurchases. Additionally, many of the Fund’s companies have meaningful operations overseas, which we believe should benefit from anticipated recoveries in foreign economies.

J. Luther King, Jr., CFA, CIC

February 1, 2021

4

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on page 9 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Investments in equity securities are subject to market risks and significant fluctuations in value. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. These risks are discussed in the Fund’s summary and statutory prospectuses. Since the Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s Socially Responsible Investing Guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Earnings growth is not a measure of future performance.

Yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Price-earnings ratio is the ratio of a company’s share price to the company’s earnings per share.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business.

Investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The Fund’s summary prospectus and prospectus contain this and other information about the Fund. Investors can obtain the summary prospectus and the prospectus by calling 1-800-423-6369. The summary prospectus and prospectus should be read carefully before investing in the Fund.

Quasar Distributors, LLC, distributor.

5

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Aquinas Catholic Equity Fund as of December 31, 2020 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Large-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2020)(1)

	Past 1 Year	Past 5 Years(2)	Past 10 Years(2)	Since Inception(2)(3)
LKCM Aquinas Catholic Equity Fund	24.28%	14.69%	11.48%	8.89%
S&P 500® Index	18.40%	15.22%	13.88%	9.83%
Lipper Large-Cap Core Funds Index	16.10%	14.04%	12.49%	8.91%
(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). At the time the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund (“Fund”) and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.

(2)	Annualized.
(3)

The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. As stated above, the LKCM Aquinas Growth Fund and LKCM Aquinas Small-Cap Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the Fund. The performance shown prior to August 1, 2016, is that of the LKCM Aquinas Value Fund.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS CATHOLIC EQUITY FUND

(for the ten years ended December 31, 2020)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

The Lipper Large-Cap Core Funds Index is an unmanaged index generally considered representative of large cap core mutual funds tracked by Lipper, Inc.

6

LKCM Aquinas Catholic Equity Fund Expense Example — December 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/2020-12/31/2020).

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services) the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase, unless otherwise determined by the Fund in its discretion. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fifth and sixth columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio(1)	Beginning Account Value 07/01/2020	Ending Account Value 12/31/2020	Expenses Paid During Period(1)	Ending Account Value 12/31/2020	Expenses Paid During Period(1)
LKCM Aquinas Catholic Equity Fund	1.00%	$1,000.00	$1,249.40	$5.65	$1,020.11	$5.08

(1)	Expenses are equal to the annualized net expense ratio for the fund, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Catholic Equity Fund — December 31, 2020

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Catholic Equity Fund

8

LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2020

COMMON STOCKS - 99.3%	Shares	Value
Aerospace & Defense - 2.8%
Honeywell International, Inc.	7,000	$1,488,900

Banks - 7.9%
Comerica, Inc.	15,000	837,900
Cullen/Frost Bankers, Inc.	5,000	436,150
Truist Financial Corp.	32,375	1,551,734
Zions Bancorp N.A.	32,500	1,411,800

		4,237,584

Beverages - 5.6%
The Coca-Cola Co.	12,500	685,500
Keurig Dr Pepper, Inc.	22,500	720,000
PepsiCo, Inc.	11,000	1,631,300

		3,036,800

Chemicals - 7.2%
Air Products & Chemicals, Inc.	3,000	819,660
Corteva, Inc.	22,500	871,200
DuPont de Nemours, Inc.	8,700	618,657
Ecolab, Inc.	5,000	1,081,800
The Sherwin-Williams Co.	700	514,437

		3,905,754

Computers & Peripherals - 4.7%
Apple, Inc.	19,000	2,521,110

Construction Materials - 1.0%
Martin Marietta Materials, Inc.	2,000	567,940

Electrical Equipment & Instruments - 3.2%
Roper Technologies, Inc.	4,000	1,724,360

Electronic Equipment & Instruments - 5.3%
FLIR Systems, Inc.	24,500	1,073,835
Trimble, Inc. (a)	27,000	1,802,790

		2,876,625

Food Products - 0.9%
Mondelez International, Inc. - Class A	8,500	496,995

Health Care Equipment & Supplies - 1.2%
Stryker Corp.	2,600	637,104

Internet & Catalog Retail - 3.6%
Amazon.com, Inc. (a)	600	1,954,158

IT Consulting & Services - 5.9%
Broadridge Financial Solutions, Inc.	5,500	842,600
PayPal Holdings, Inc. (a)	10,000	2,342,000

		3,184,600

Machinery - 2.4%
Xylem, Inc.	12,500	1,272,375

Media & Entertainment - 8.5%
Alphabet, Inc. - Class A (a)	1,400	2,453,696
Pinterest, Inc. - Class A (a)	22,500	1,482,750
The Walt Disney Co. (a)	3,600	652,248

		4,588,694

COMMON STOCKS	Shares	Value
Multiline Retail - 2.0%
Dollar Tree, Inc. (a)	10,000	$1,080,400

Oil & Gas & Consumable Fuels - 2.9%
Pioneer Natural Resources Co.	7,500	854,175
WPX Energy, Inc. (a)	85,000	692,750

		1,546,925

Pharmaceuticals - 7.9%
Abbott Laboratories	17,500	1,916,075
Zoetis, Inc.	14,000	2,317,000

		4,233,075

Professional Services - 3.1%
Verisk Analytics, Inc.	8,000	1,660,720

Software - 16.0%
Adobe, Inc. (a)	4,000	2,000,480
Microsoft Corp.	9,000	2,001,780
Oracle Corp.	27,500	1,778,975
RealPage, Inc. (a)	25,000	2,181,000
Sprout Social, Inc. - Class A (a)	14,000	635,740

		8,597,975

Software & Services - 3.1%
Akamai Technologies, Inc. (a)	16,000	1,679,840

Specialty Retail - 2.5%
The Home Depot, Inc.	5,000	1,328,100

Textiles, Apparel & Luxury Goods - 1.6%
VF Corp.	10,000	854,100

TOTAL COMMON STOCKS
(Cost $23,297,597)		53,474,134

SHORT-TERM INVESTMENT - 0.9%
Money Market Fund - 0.9%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.03% (b)	474,538	474,538

TOTAL SHORT-TERM INVESTMENT (Cost $474,538)		474,538

Total Investments - 100.2%
(Cost $23,772,135)		53,948,672
Liabilities in Excess of Other Assets - (0.2)%		(86,783)

TOTAL NET ASSETS - 100.0%		$53,861,889

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

LKCM Aquinas Catholic Equity Fund

Assets:
Investments, at value*	$53,948,672
Dividends and interest receivable	39,480
Receivable for Fund shares sold	719
Prepaid expenses and other assets	7,507

Total assets	53,996,378

Liabilities:
Payable for investment advisory fees (Note B)	58,365
Payable for distribution expense (Note B)	28,296
Payable for accounting and transfer agent fees and expenses	17,932
Payable for administrative fees	11,187
Payable for professional fees	9,708
Payable for reports to shareholders	7,315
Payable for trustees’ fees and officer compensation (Note B)	886
Payable for custody fees and expenses	800

Total liabilities	134,489

Net Assets	$53,861,889

Net Assets Consist of:
Paid-in capital	$22,597,361
Total distributable earnings	31,264,528

Net Assets	$53,861,889

Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	3,071,731
Net asset value per share (offering and redemption price)	$17.53

* Cost of Investments	$23,772,135

The accompanying notes are an integral part of these financial statements.

10

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

LKCM Aquinas Catholic Equity Fund

Investment Income:
Dividends	$628,598
Interest	3,205

Total income	631,803

Expenses:
Investment advisory fees (Note B)	416,531
Accounting and transfer agent fees and expenses	75,847
Distribution expense (Note B)	46,281
Administrative fees	44,677
Federal and state registration	27,497
Trustees’ fees and officer compensation (Note B)	26,669
Professional fees	21,807
Reports to shareholders	19,195
Custody fees and expenses	5,254
Other	1,765

Total expenses	685,523
Less, expense waiver and/or reimbursement (Note B)	(222,711)

Net expenses	462,812

Net investment income	168,991

Realized and Unrealized Gain:
Net realized gain on investments	4,536,968
Net change in unrealized appreciation on investments	5,819,393

Net Realized and Unrealized Gain	10,356,361

Net Increase in Net Assets Resulting from Operations	$10,525,352

The accompanying notes are an integral part of these financial statements.

11

STATEMENTS OF CHANGES IN NET ASSETS

LKCM Aquinas Catholic Equity Fund

	Year Ended December 31,

	2020	2019
Operations:
Net investment income	$168,991	$216,703
Net realized gain on investments	4,536,968	5,320,117
Net change in unrealized appreciation on investments	5,819,393	7,504,825

Net increase in net assets resulting from operations	10,525,352	13,041,645

Net Dividends and Distributions to Shareholders	(3,408,224)	(4,929,412)

Net decrease in net assets resulting from fund share transactions (Note C)	(663,370)	(6,036,287)

Total increase in net assets	6,453,758	2,075,946

Net Assets:
Beginning of period	47,408,131	45,332,185

End of period	$53,861,889	$47,408,131

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Catholic Equity Fund

	Year Ended December 31,

	2020	2019	2018	2017	2016 (1)
Net Asset Value – Beginning of Period	$15.06	$12.80	$17.19	$15.40	$15.17

Net investment income	0.06 (2)	0.07 (2)	0.06 (2)	0.05	0.04
Net realized and unrealized gain (loss) on investments	3.59	3.92	(1.46)	3.16	1.41

Total from investment operations	3.65	3.99	(1.40)	3.21	1.45

Dividends from net investment income	(0.06)	(0.08)	(0.07)	(0.05)	(0.04)
Distributions from net realized gains	(1.12)	(1.65)	(2.92)	(1.37)	(1.18)

Total dividends and distributions	(1.18)	(1.73)	(2.99)	(1.42)	(1.22)

Net Asset Value – End of Period	$17.53	$15.06	$12.80	$17.19	$15.40

Total Return	24.28%	31.16%	-7.96%	20.79%	9.52%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$53,862	$47,408	$45,332	$71,058	$62,997
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.48%	1.51%	1.44%	1.43%	1.66%
After expense waiver and/or reimbursement(3)	1.00%	1.00%	1.00%	1.00%	1.23%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.12)%	(0.05)%	(0.12)%	(0.14)%	(0.15)%
After expense waiver and/or reimbursement(3)	0.36%	0.46%	0.32%	0.29%	0.28%
Portfolio turnover rate	17%	12%	14%	18%	18%

(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Growth Fund and the LKCM Aquinas Small Cap Fund were reorganized into the LKCM Aquinas Value Fund and the Fund was renamed the LKCM Aquinas Catholic Equity Fund. Activity after July 29, 2016 reflects the Funds’ combined operations.

(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)

Effective August 1, 2016, the Fund’s investment adviser contractually agreed to lower the expense cap for the Fund from 1.50% to 1.00% of the Fund’s average daily net assets and the fees charged under the Fund’s Rule 12b-1 plan changed from 0.25% per annum to 0.10% per annum as of August 1, 2016.

The accompanying notes are an integral part of these financial statements.

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LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2020

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of seven diversified series as of December 31, 2020, one of which is presented herein: the LKCM Aquinas Catholic Equity Fund (the “Fund”). On July 11, 2005, the LKCM Aquinas Funds acquired the assets and assumed the liabilities of the Aquinas Funds. Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund, which changed its name immediately thereafter to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund is subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by the Fund in its discretion.

The LKCM Aquinas Catholic Equity Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Catholic Equity Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies the Adviser believes have attractive relative valuations.

The Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investment Guidelines (the “Guidelines”). The Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and/or potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Fund for policies on various issues contemplated by the Guidelines. If the Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. equity securities and listed U.S. equity securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Futures and options on futures are valued at the settlement prices established each day on the principal exchange on which they are traded. Forward contracts are valued based on the forward rate using information provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board of Trustees has established policies and procedures that authorize the Adviser to fair value a security in good faith under certain circumstances. The Fund may use prices provided by independent pricing services to assist in the fair valuation of the Fund’s portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

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Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2020, the Fund’s assets carried at fair value were classified as follows:

LKCM Aquinas Catholic Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$53,474,134	$—	$—	$53,474,134
Short-Term Investment	474,538	—	—	474,538

Total Investments*	$53,948,672	$—	$—	$53,948,672

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

2.    Federal Income Taxes:    The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code and the Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The Fund generally intends to declare and pay income dividends and distribute net capital gain, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds in the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share.

Accordingly, at December 31, 2020, reclassifications were recorded as follows for the Fund:

Paid-in capital	$339,222
Total distributable earnings	(339,222)

10.    Restricted and Illiquid Securities:    The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Fund to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that the Fund reasonably expects cannot be sold or

15

disposed of in current market conditions within seven calendar days or less in the ordinary course of business without the sale or disposition significantly changing the market value of the investment. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Fund under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rate presented below as applied to the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund through May 1, 2021 in order to limit the Fund’s operating expenses to the annual cap rate identified below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the fiscal year ended December 31, 2020, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations:

Annual Management Fee Rate	0.90%
Annual Cap on Expenses	1.00%
Fees Waived and/or Expenses Reimbursed in 2020	$222,711

The Trust reimburses the Adviser for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees fees and officer compensation” expense on the Statement of Operations.

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), doing business as U.S. Bank Global Fund Services, serves as transfer agent and administrator for the Fund and serves as accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC (“Quasar”), the Trust’s principal underwriter.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar, the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Fund has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The Trust has adopted a Rule 12b-1 plan for the Fund, under which the Fund may pay an annualized fee of up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized an annual fee of 0.10% of the average daily net assets for the Fund. Prior to August 1, 2016, the Fund assessed an annual Rule 12b-1 fee of 0.25% of the average daily net assets for the Fund. For the year ended December 31, 2020, fees incurred by the Fund pursuant to the 12b-1 Plan were $46,281.

C.    Fund Shares:    At December 31, 2020, there was an unlimited number of shares of beneficial interest, no par value, authorized for the Fund. The following table summarizes the activity in shares of the Fund:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	131,291	$2,112,948	148,983	$2,264,439
Shares issued to shareholders in reinvestment of distributions	188,041	3,279,433	316,326	4,767,041
Shares redeemed	(396,131)	(6,055,975)	(858,817)	(13,067,846)
Redemption fee		224		79

Net decrease	(76,799)	$(663,370)	(393,508)	$(6,036,287)

Shares Outstanding:
Beginning of period	3,148,530		3,542,038

End of period	3,071,731		3,148,530

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the Fund for the year ended December 31, 2020 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$7,715,350	$—	$11,499,294

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E.    Tax Information:    At December 31, 2020, the components of accumulated earnings (losses) on a tax basis for the Fund were as follows:

Tax cost	$23,772,135

Gross unrealized appreciation	$30,176,537
Gross unrealized depreciation	—

Net unrealized appreciation	$30,176,537

Undistributed ordinary income	$5,437
Undistributed long-term capital gain	1,082,554

Distributable earnings	$1,087,991

Other accumulated losses	$—

Total distributable earnings	$31,264,528

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. At December 31, 2020, the Fund had no capital loss carryforwards.

The tax components of dividends paid during the periods shown below for the Fund were as follows:

Year Ended December 31, 2020		Year Ended December 31, 2019
Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$169,007	$3,239,217	$216,623	$4,712,789

The Fund designated earnings and profits distributed to shareholders upon the redemption of shares during 2020 and 2019 in determining undistributed net capital gains as of December 31, 2020 and 2019.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2017 through December 31, 2020. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2020. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Fund would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Other Matters:    The global outbreak of COVID-19 and the ensuing pandemic has adversely impacted global economic and commercial activity and has contributed to significant volatility and uncertainty in global financial markets. The global impact of the COVID-19 pandemic continues to rapidly evolve and its long-term implications for economies, markets, sectors, industries and issuers remains uncertain. The financial and operational performance of the issuers of securities in which the Fund invests depends upon future developments with respect to the COVID-19 pandemic, including, without limitation, the scope, duration and spread of COVID-19 as well as the development, efficacy and administration of COVID-19 vaccines, and such future developments and uncertainties with respect thereto may adversely affect, among other things, the value and liquidity of the Fund’s investment, the Fund’s ability to satisfy redemption requests, and Fund’s financial and operational performance.

G.    Subsequent Events:    In preparing these financial statements, management has evaluated the Fund’s related events and transactions that occurred subsequent to December 31, 2020 through the date the financial statements were issued and has determined that there were no significant subsequent events requiring recognition or disclosure in the financial statements.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of LKCM Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of LKCM Aquinas Catholic Equity Fund, one of the series constituting the LKCM Funds (the “Fund”), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

February 24, 2021

We have served as the auditor of one or more LKCM Funds since 2007.

18

LKCM AQUINAS CATHOLIC EQUITY FUND
ADDITIONAL INFORMATION
December 31, 2020

Tax Information:    For the fiscal year ended December 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs & Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2020 was 100.00%.

Availability of Proxy Voting Information:    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Fund toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Fund’s Part F of Form N-PORT may also be obtained by calling toll-free 1-800-423-6369.

19

Information about the Fund’s Trustees and Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-800-423-6369.

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	7	None
Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1953	Chairman of the Board of Trustees Trustee	Since 2021 Since 2013	C.R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	7	None
Mauricio Rodriguez 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Trustee	Since 2021	Chair, Department of Finance, Neeley School of Business; Texas Christian University since 2002.	7	None

Interested Trustees
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	7	Tyler Technologies, Inc.
Steven R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.	7	AZZ Incorporated

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

20

Information about the Fund’s Trustees and Officers, Continued
Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years
Principal Officers of the Trust
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.
Steven R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management Corporation since 1986, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1983.
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management Corporation since 2005.
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1974	Chief Financial Officer Chief Compliance Officer	Since 2010 Since 2006	General Counsel and Chief Compliance Officer, Luther King Capital Management Corporation since 2006; Principal, Luther King Capital Management Corporation since 2013.

(1)	Each officer holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

21

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access or use. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to non-affiliated firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding this privacy notice or the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC Trustee, President and Chief Executive Officer	Richard J. Howell Trustee	Richard Lenart Secretary & Treasurer

Paul W. Greenwell Vice President	Larry J. Lockwood Chairman of the Board of Trustees	Jacob D. Smith Chief Financial Officer Chief Compliance Officer

Steven R. Purvis, CFA Trustee, Vice President	Mauricio Rodriguez Trustee

Investment Adviser
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP 555 E. Wells St., Suite 1400 Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Richard J. Howell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$152,000	$152,000
Audit-Related Fees	—	—
Tax Fees	33,320	33,320
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	$33,320	$33,320
Registrant’s Investment Adviser	—	—

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d 15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LKCM Funds

By (Signature and Title) /s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date 03/01/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date 03/01/2021

By (Signature and Title) /s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date 03/01/2021

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